TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )
__________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Waystar Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

2026

Proxy Statement

WAYSTAR

WAYSTAR
Executive Dashboard
4.82%
32
$285,173,523
Payment Trend
Denial Rate Trend Summary
Top Denials by Category

Attending the Annual Meeting
We are pleased to invite Waystar stockholders to our 2026 Annual Meeting (Annual Meeting), which will be held virtually on June 1, 2026, at 10:00 a.m. Mountain Time.
Stockholders may attend the Annual Meeting online through our live webcast, vote shares electronically, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/WAY2026. To join the Annual Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. Online access to the webcast will open approximately 15 minutes before the start of the
Annual Meeting.
To submit questions in advance of the Annual Meeting, visit proxyvote.com before 11:59 p.m. Mountain Time on May 31, 2026, and enter your control number. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider.
Only stockholders of record as of April 6, 2026 are entitled to attend and vote at the Annual Meeting and any adjournments or postponements thereof. A list of these stockholders will be available for examination by any stockholder for purposes germane to the 2026 Annual Meeting for a period of 10 days prior to the Annual
Meeting. To request access, please contact Waystar Investor Relations at investors@waystar.com.
If you held shares of Waystar common stock on April 6, 2026, in “street name” (through a broker, bank, or other nominee), you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares. You will receive instructions from your broker, bank, or other nominee on how to vote your shares.
We encourage you to attend the Annual Meeting. Whether or not you plan to participate in the webcast, please submit your proxy so that your shares can be voted at the Annual Meeting in accordance with your instructions.
References in this proxy statement (Proxy Statement) to “Waystar,” “the Company,” “we,” “us,” or “our” refer to Waystar
Holding Corp. and include all of its consolidated subsidiaries, unless otherwise indicated or the context requires otherwise.
References to “the Board” refer to our Board of Directors. References to: "Advent" mean those certain investment funds of
Advent International, L.P. and its affiliates; “Bain” mean certain investment funds of Bain Capital, LP and its affiliates;
“CPPIB” mean Canada Pension Plan Investment Board; “EQT” mean those investment funds of EQT AB and its affiliates; and
“Institutional Investors” mean Advent, Bain, CPPIB, and EQT, and their respective affiliates. A copy of our annual report for the fiscal year ended December 31, 2025 (our “Annual Report”), including financial statements, is being sent simultaneously with this Proxy Statement and will also be available at www.proxyvote.com. This Proxy Statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference into the Proxy Statement or in any other Securities and Exchange Commission filing we make under the Securities Exchange Act of 1934, as amended.
This Proxy Statement contains forward-looking statements, within the meaning of the Private Securities Litigation Reform
Act of 1995, that reflect our current views with respect to, among other things, statements regarding Waystar's expectations relating to future operating results and financial position; the performance of our new product offerings; our industry and market opportunities, business strategy, goals, and expectations concerning our market position, future operations, margins and profitability, capital expenditures, liquidity, and capital resources and other financial and operating information. Forward-looking statements include all statements that are not historical facts. The forward-looking statements contained in this Proxy Statement are based on management's current expectations and are not guarantees of future performance. The forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify, including those that are discussed in our most recently filed annual reports on Form 10-K and quarterly reports on Form 10-Q and subsequent Securities and Exchange Commission filings. We assume no obligation to update any forward-looking statements, which speak only as of the date they are made.
These materials were first sent or made available to stockholders on April 17, 2026.
Table of Contents

5	NOTICE OF ANNUAL MEETING
6	LETTER TO STOCKHOLDERS
7	PROXY STATEMENT SUMMARY
	9	Business Highlights
	10	Our Board
	11	Executive Compensation Highlights
	12	Annual Meeting Information
13	CORPORATE GOVERNANCE
	14	Corporate Governance Framework
	14	Role of the Board
	14	Board Independence
	14	Board Leadership and Committee Structure
	17	Board Oversight
	22	Board Meetings and Attendance
	23	Code of Conduct
	23	Related Party Information
	23	Communications with our Board
25	DIRECTOR INFORMATION
	26	Directors and Nominees
	35	Director Compensation
38	EXECUTIVE OFFICERS
40	EXECUTIVE COMPENSATION
42	COMPENSATION DISCUSSION AND ANALYSIS
	42	Executive Summary
	43	Compensation Objectives and Philosophy
	45	Compensation Program Design
	47	Compensation Decisions Performance Metrics and Results
	49	Other Benefits and Compensation Governance
	51	Compensation Committee Report

52	EXECUTIVE COMPENSATION TABLES
	52	Summary Compensation Table
	53	Grants of Plan-Based Awards
	54	Outstanding Equity Awards
	56	Option Exercises and Stock Vested
	57	Potential Payments upon Termination or CIC
	60	Pay versus Performance
63	SECURITY OWNERSHIP
	64	Beneficial Ownership Table
	67	Equity Compensation Plan Information
	68	Certain Relationships and Related-Party Transactions
71	PROPOSALS
	72	Proposal 1: Elect Four Class II Directors
	73	Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
	76	Proposal 3: Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers
77	OTHER INFORMATION
	78	General Information and FAQ
83	APPENDIX
Notice of 2026 Annual Meeting of
Stockholders
Date and Time
June 1, 2026
10:00 a.m. Mountain Time
Virtual Meeting Site
www.virtualshareholdermeeting.c
om/WAY2026
Record Date
April 6, 2026
ITEMS OF BUSINESS AND BOARD RECOMMENDATIONS

1	Elect the four Class II directors named in our Proxy Statement to hold office until the 2029 annual meeting of stockholders and until their respective successors have been elected and qualified;	✓	FOR
2	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;	✓	FOR
3	Indicate, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers; and	✓	ONE YEAR
And other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.
April 17, 2026
By order of the Board of Directors
Greg Packer
Chief Legal Officer
This Proxy Statement and accompanying proxy card are first being made available on or about April 17, 2026.
Important notice regarding the availability of proxy materials for the 2026 Annual Meeting of
Stockholders: Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report for the
fiscal year ended December 31, 2025, are available electronically at www.proxyvote.com and investors.waystar.com.
A Letter from our
Chief Executive Officer
Dear Fellow Stockholders:
2025 was a defining year for Waystar, and I want to thank you for your trust and support as we work to create sustained value for our stockholders. Waystar surpassed $1 billion in annual revenue for the first time — a milestone that reflects the strength of our platform, the durability of our strategy, and the dedication of our team. Our mission — to simplify healthcare payments — has never been more relevant as providers navigate increasing administrative complexity across the healthcare system.
Waystar's AI-powered platform is an essential infrastructure layer for healthcare payments: operating at the center of the healthcare ecosystem and embedding intelligence directly into mission-critical revenue cycle workflows.
In 2025, Waystar delivered strong financial and operational performance, exceeding our revenue and profitability guidance. Client satisfaction and expansion fueled a 112% net revenue retention rate, while new client wins, deeper adoption of our end-to-end platform, and disciplined execution drove growth.
We advanced key strategic priorities that strengthened Waystar’s near- and long-term competitive position.
We completed the acquisition of Iodine Software, expanding our addressable market into the clinical mid-
cycle and adding more than 1,000 hospitals and health systems to our network. By combining financial and clinical intelligence, Waystar now delivers a unified solution that provides visibility from clinical encounter to financial outcome — unlocking new opportunities for innovation that only Waystar is equipped to deliver.
Throughout the year, our team focused relentlessly on extending our leadership in AI-driven revenue cycle automation by launching Waystar AltitudeAI™, a suite of AI-powered capabilities embedded directly into revenue cycle workflows. Waystar AltitudeAI prevented more than $15 billion in denials, reduced appeal time by 90%, and drove $2.4 billion in reimbursement impact. These results demonstrate growing demand for mission-critical, AI-enabled software and reinforce our ability to deliver meaningful financial outcomes.
Looking ahead, we believe Waystar is well positioned to lead the next era of healthcare revenue cycle automation. Our strength is built on mission-critical infrastructure, unmatched proprietary data, an extensively deployed network, and scaled distribution paired with deep domain expertise. Backed by these structural advantages, we have a transformational vision for our industry: building the first fully autonomous revenue cycle — a dynamic, end-to-end platform that acts continuously within workflows to identify issues, resolve complexity, and drive impact with minimal intervention.
Your engagement and partnership are invaluable to our success. I encourage you to review the proxy materials and vote your shares at the upcoming annual meeting. On behalf of the entire Waystar team, thank you for your confidence in our company and our mission.
Matt Hawkins
2026 Proxy Statement7
Proxy Statement
Summary
To assist you in reviewing the proposals to be voted upon at our 2026
Annual Meeting, we have summarized important information
contained in this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2025. This summary highlights selected information and does not contain all of the details that you should consider. We encourage you to read the entire Proxy Statement and
Annual Report before voting.
OUR MISSION
Simplify healthcare payments through our modern cloud-based software, enabling our healthcare clients to prioritize patient care and optimize their financial performance.
OUR VALUES
2026 Proxy Statement9
2025 Business Highlights
In our first full year as a public company, Waystar achieved double-digit revenue growth year-over-year each quarter while maintaining strong profitability. This performance reflects our ability to drive sustained growth with disciplined financial execution. In 2025, we introduced new product innovations and completed a significant strategic acquisition, strengthening our platform and advancing our product roadmap. These accomplishments position Waystar for success as we execute on our vision for a fully autonomous revenue cycle.
2025 Revenue
17% YoY growth
$1.1B
2025 Net Income
FY 10% Margin
$112.1M
2025 Adjusted EBITDA(1)
FY 42% Margin(1)
$462.1M
REVENUE
In thousands
ADJUSTED EBITDA(1)
In thousands
2025 KEY HIGHLIGHTS
+Launched Waystar AltitudeAI™ — a comprehensive suite of AI-powered capabilities that elevate productivity and accuracy in healthcare payments
+Expanded AI and advanced automation capabilities across the platform, helping providers reduce administrative waste, optimize reimbursement recovery, and enhance efficiency
+Completed the acquisition of Iodine Software Holdings, Inc. (Iodine Software), combining leading financial, clinical, and administrative intelligence to expand product offerings and strengthen our competitive position
+Refinanced the first lien credit facility and increased revolving credit capacity, enhancing financial flexibility and supporting ongoing strategic investments
(1)Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for a reconciliation to their most directly comparable GAAP measure.
Our Board
CLASS II DIRECTORS (TERM EXPIRING AT THE 2026 ANNUAL MEETING)*

Name	Age	Independent	Principal Occupation	Director Since	Committee Memberships
Robert A. DeMichiei	61	Yes	Former CFO, UPMC	2020	Audit (Chair)
John Driscoll	66	Yes	Chair, Magnit Global	2019	Nominating & Corporate Governance
Paul G. Moskowitz	39	Yes	Principal, Bain Capital	2019	None
Lauren Young	40	Yes	Managing Director of Advent International, L.P.	2025	None
CLASS III DIRECTORS (TERM EXPIRING AT THE 2027 ANNUAL MEETING)

Name	Age	Independent	Principal Occupation	Director Since	Committee Memberships
Aashima Gupta	54	Yes	Global Director, Healthcare Strategy and Solutions at Google Cloud	2025	Audit
Matthew J. Hawkins	54	No	CEO, Waystar Holding Corp.	2017	None
Heidi G. Miller	72	Yes	Retired President, JPMorgan International	2021	Compensation (Chair), Nominating & Corporate Governance
Ethan Waxman	37	Yes	Partner, EQT	2024	Compensation
CLASS I DIRECTORS (TERM EXPIRING AT THE 2028 ANNUAL MEETING)

Name	Age	Independent	Principal Occupation	Director Since	Committee Memberships
Samuel Blaichman	50	Yes	Managing Director, Head of Direct Private Equity, CPPIB	2024	Compensation, Nominating & Corporate Governance
Priscilla Hung	59	Yes	Former President and Chief Operating Officer, Guidewire Software, Inc.	2024	Audit, Compensation
Vivian E. Riefberg	65	Yes	Professor, UVA Darden School of Business	2023	Audit, Compensation
Michael Roman	65	Yes	Former Chief Executive Officer of 3M Company	2025	Audit, Nominating & Corporate Governance
*Waystar entered into a Stockholders Agreement with certain investors and members of management (as amended to date, the
"Stockholders Agreement") in connection with our IPO. The Stockholders Agreement provides, among other things, that EQT will have the right to nominate to our Board (i) two nominees for so long as EQT beneficially owns 25% or greater of our common stock and (ii) one nominee for so long as EQT beneficially owns 5% or greater, but less than 25%, of our common stock. In accordance with the Stockholders
Agreement and EQT's current percentage ownership in Waystar, Eric Liu is not being nominated for re-election at the 2026 Annual Meeting.
2025 Executive Compensation Highlights
In 2025, our Named Executive Officer (NEO) compensation program remained consistent with prior years and emphasized a balanced structure across three primary components: base salary, annual cash incentive, and equity awards. This structure aligns executive compensation with Company performance and stockholder interests.
Although the overall framework remains unchanged, we made an important adjustment to our equity award practices. In 2025, we transitioned from granting stock options to providing time-based restricted stock units
(RSUs) for all NEOs. For our Chief Executive Officer, we also introduced performance-based restricted stock units (PSUs) tied to Total Shareholder Return (TSR), further strengthening the link between executive compensation and long-term value creation.
Looking ahead to 2026, we are evolving our equity compensation strategy to better support our business objectives and enhance alignment with stockholder outcomes. Beginning in 2026, NEO equity awards will consist of both RSUs and PSUs. This structure balances retention incentives with performance-driven rewards and reinforces our commitment to maintaining a competitive and effective compensation program that motivates our leadership team while supporting sustainable growth and value creation for our stockholders.
2025 TARGET COMPENSATION MIX

Total CEO Target Compensation: $36.74 Million
Base Salary: $830,000 Mr. Hawkins received a 5% increase to his base salary in 2025	97.7% at risk
Annual Cash Incentive Plan Target: $913,000 Mr. Hawkins' target opportunity was 110% of his base salary
Target Equity Award Value: $35 Million Award Mix - 30% time-based and 70% performance-based

Average Other NEO Target Compensation: $10.79 Million
Base Salary: $463,750 The other NEOs received a 10.5% increase in base salary in 2025	95.7% at risk
Annual Cash Incentive Plan Target: $568,094 The average other NEO target opportunity ranged from 110% to 160% of base salary
Target Equity Award Value: $9.75 Million All other NEOs received a back-weighted time-based award in 2025

2026 Annual Meeting Information

This page provides details about our 2026 Annual Meeting. It outlines the key items of business to be addressed and our
Board’s voting recommendations for each item. Instructions on how to vote — whether online, by mail, or in person — are
included for your convenience.
Your participation is important. We encourage all stockholders to review the materials and cast their vote to ensure their voice is heard in these matters.
ANNUAL MEETING INFORMATION
DATE AND TIME June 1, 2026 10:00 a.m. Mountain Time
Virtual Meeting Site www.virtualshareholdermeeting.com/ WAY2026
Record Date April 6, 2026

VOTING MATTERS AND BOARD RECOMMENDATIONS				VOTING METHODS
1	Elect the four Class II directors named in our Proxy Statement to hold office until the 2029 annual meeting of stockholders and until their respective successors have been elected and qualified.	✓	FOR	Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card or voting instruction form.
Call 1-800-690-6903 or the number on your voting instruction form. You will need the 16-digit number included in your proxy card or voting instruction form.
2	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	✓	FOR	Send your completed and signed proxy card or voting instruction form to the address on your proxy card or voting instruction form.
Visit www.virtualshareholdermeeting.com/ WAY2026. You will need the 16-digit control number included in your proxy card or voting instruction form. Online access begins at 9:45 a.m. Mountain Time.
3	Indicate, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers.	✓	ONE YEAR

Any other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

Corporate
Governance
Corporate governance at Waystar is structured to promote the interests of our stockholders, ensure Board and management
accountability, and maintain transparency in decision-making. The
Board oversees policies and practices that reflect sound governance standards and stockholder expectations. These guidelines provide a framework for director responsibilities, qualifications, and leadership, and the Board reviews them annually to ensure alignment with best practices and regulatory requirements.
142026 Proxy Statement
Corporate Governance Framework
Our Board has set high standards for our employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. The Board's duty is to serve as a prudent fiduciary for stockholders and to oversee the management of the business. To fulfill its responsibilities and to discharge its duty, our Board follows the procedures and standards set forth in our Corporate Governance Guidelines, Audit
Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee
Charter and Code of Conduct, all of which are available at investors.waystar.com/corporate-governance/
governance-overview.
Role of the Board
Our Board oversees our CEO and senior management in the ethical and competent operation of Waystar. The
Board provides strategic oversight, risk management, executive succession planning, and ensures that the long-term interests of stockholders are served. Our Board receives regular updates from senior management and uses a proactive and focused approach on emerging risks, including cybersecurity, regulatory developments, and business initiatives.
Board Independence
Under our Corporate Governance Guidelines, we define director independence in accordance with the
Nasdaq Listing Rules. Our Board makes an affirmative determination at least annually as to the independence of each director. Directors are independent if our Board has determined that no material relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship under our Corporate Governance Guidelines.
Our Board affirmatively determined that each of our directors who served during the year, and each of our director nominees, other than Matthew J. Hawkins, qualifies as “independent” in accordance with Nasdaq
Listing Rules. In making its independence determinations, our Board considered and reviewed all information known to it (including information identified through directors’ annual questionnaires).
Board Leadership and Committee Structure
Board Leadership
We regularly review the Board's leadership structure and the responsibilities and composition of its standing committees. The structure and composition of our Board and committees are designed to leverage the skills and perspectives of Board members and deliver effective oversight. We believe that the current leadership structure of our Board provides appropriate risk oversight of our activities.
We believe our Board leadership structure, in which the roles of Chair and CEO are separated, best serves the
Board's ability to carry out its role while allowing our CEO to focus on the management of the business.
Board structure and practices are aligned with Nasdaq governance standards and responsive to stockholder expectations for transparency, accountability, and strategic oversight.
Independent oversight through our three standing committees is maintained through regular executive sessions and committee leadership by independent directors. Our Board includes a diverse mix of independent directors and institutional investor nominees. In 2025, we added three new directors, Aashima
Gupta, Michael Roman, and Lauren Young. Committee compositions were reconstituted to reflect these appointments and maintain independence standards.
Board Committees
The standing committees of our Board consist of an Audit Committee, a Compensation Committee, and a
Nominating and Corporate Governance Committee. All standing committees are chaired by, and only
2026 Proxy Statement15
include, independent directors. Our Board may also establish other committees that it deems necessary or desirable from time to time.
Our Board has extensive involvement in the oversight of risk management related to us and our business. Our
CEO and other executive officers regularly report to the non-executive directors and the standing committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and ongoing evaluation of management controls.
AUDIT COMMITTEE

Committee Members:
Robert DeMichiei (Chair)
Aashima Gupta
Priscilla Hung
Vivian Riefberg
Michael Roman
Meetings Held in 2025:
6
Independence:
All Committee members
qualify as independent
directors under the
corporate governance
standards of Nasdaq
applicable to audit
committee members and
the independence
requirements of Rule 10A-3
of the Exchange Act.
Audit Committee Financial
Expert:
Robert DeMichiei

Key Responsibilities:
+accounting, financial reporting, and disclosure processes;
+adequacy and soundness of systems of disclosure and internal controls established by management;
+the quality and integrity of our financial statements and the annual independent audit of our financial statements;
+our independent registered public accounting firm’s qualifications and independence;
+the performance of our internal audit function and independent registered public accounting firm;
+our compliance with legal and regulatory requirements in connection with the foregoing;
+compliance with our Code of Conduct;
+overall risk management profile, including with respect to cybersecurity risks; and
+preparing the audit committee report required to be included in our proxy statement under the rules and regulations of the SEC.

2025 ACTIVITIES AND KEY FOCUS AREAS
+Reviewed the first full year of earnings releases and quarterly and annual reports as a public company, including financial statements included in our annual report on Form 10-K and quarterly reports on Forms 10-Q prior to filing with the SEC.
+Oversaw the maturation and implementation of our internal control over financial reporting program, and monitored progress in our cybersecurity program, data privacy and legal compliance efforts, 401(k) plan compliance and performance, corporate insurance, and capital structure.
+Supervised the ethics and compliance and internal audit services programs, with regular reviews and approved staffing and budgets.
162026 Proxy Statement
COMPENSATION COMMITTEE

Committee Members:
Heidi Miller (Chair)
Sam Blaichman
Priscilla Hung
Vivian Riefberg
Ethan Waxman
Meetings Held in 2025:
6
Independence:
All Committee members
qualify as independent
directors under the
corporate governance
standards of Nasdaq
applicable to compensation
committee members
including the additional
considerations set forth in
Rule 10C-1 of the Exchange
Act.

Key Responsibilities:
+the establishment, maintenance, and administration of compensation and benefit policies designed to attract, motivate, and retain personnel with the requisite skills and abilities to contribute to our long-term success;
+setting our compensation program and compensation of our executive officers, directors, and key personnel;
+monitoring our incentive compensation and equity-based compensation plans;
+succession planning for our executive officers, directors, and key personnel;
+our compliance with the compensation rules, regulations, and guidelines promulgated by the SEC and other law, as applicable; and
+preparing the compensation committee report required to be included in our proxy statements under the rules and regulations of the SEC.

2025 ACTIVITIES AND KEY FOCUS AREAS
+Reviewed the Company’s compensation program’s components and competitiveness to the peer group to ensure the program continues to support talent attraction and retention.
+Performed an in-depth analysis of annual cash incentive plans and equity awards ensuring they align with our strategic objectives and the creation of stockholder value, while efficiently utilizing the shares in the equity plan.
+In collaboration with the Audit Committee, provided oversight of our Pay versus Performance disclosures.
2026 Proxy Statement17
NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE

Committee Members: Eric Liu (Chair) Sam Blaichman John Driscoll Heidi Miller Michael Roman Meetings Held in 2025: 3
Key Responsibilities:
+advise our Board concerning the appropriate composition of our Board and its committees;
+identify individuals qualified to become members of our Board;
+recommend to our Board the persons to be nominated by our Board for election as directors at any meeting of stockholders;
+recommend to our Board the members of our Board to serve on the various committees of our Board;
+develop and recommend to our Board a set of corporate governance guidelines and assist our Board in complying with them; and
+oversee the evaluation of our Board, our Board’s committees, and management.

2025 ACTIVITIES AND KEY FOCUS AREAS
+Added and vetted three new directors, conducted a review of Board member qualifications and skills, and rebalanced Board committees to ensure effective governance and oversight.
+Evaluated governance-related disclosures and reviewed the proxy statement to confirm compliance with best practices and regulatory requirements.
Planned Committee Changes Following the Annual Meeting
After the Annual Meeting, the Board expects to implement the following committee changes: Vivian Riefberg will step down from the Compensation Committee and join the Nominating and Corporate Governance
Committee. Additionally, Michael Roman will assume the role of Chair of the Nominating and Corporate
Governance Committee. These changes are part of the Board’s ongoing commitment to effective governance and committee leadership. The updated committee memberships are expected to be effective immediately following the Annual Meeting.
Board Oversight
Our Board recognizes that effective risk oversight is fundamental to sustainable growth and stockholder value. We have adopted governance practices aligned with leading public companies and tailored to our healthcare technology business.
Risk oversight is not a separate function, but is integrated into the Board’s strategic discussions, capital allocation decisions, and oversight of compliance and operational resilience. Risk oversight is embedded in governance through structured committee responsibilities, robust reporting, and a dynamic Enterprise Risk
Management (ERM) program. Given our role in healthcare payments and data processing, cybersecurity and privacy risk oversight is a top priority for the Board and its committees.
182026 Proxy Statement
OVERVIEW OF RISK MANAGEMENT FRAMEWORK
Our risk management framework reflects best practices among leading public companies and is tailored to our healthcare technology business. The Board exercises its oversight responsibility both directly and through its standing committees, supported by management’s ERM program.
Key Components:
+Our full Board oversees strategic, operational, financial, compliance, and reputational risks; reviews our
ERM program annually; and receives quarterly updates on emerging risks.
+Each Board committee has defined risk oversight responsibilities aligned with its charter and expertise.
+Our management team implements day-to-day risk management, guided by Board-approved policies and directives.
Risk Oversight Framework
FULL BOARD
The Board reviews Waystar’s enterprise risk profile at least annually and receives quarterly updates on key risks and emerging trends. Oversight includes:
+Strategic risks related to growth, competition, and innovation
+Operational risks, including technology resilience and vendor dependencies
+Regulatory and compliance risks, particularly in healthcare and data privacy
+ESG and sustainability considerations
AUDIT COMMITTEE
+Oversees financial
reporting integrity
and internal controls
+Reviews cybersecurity
and data privacy risk
management
programs
+Monitors compliance
with healthcare
regulations and third-
party risk
+Receives reports from
Internal Audit and
external auditors
COMPENSATION
COMMITTEE
+Evaluates risks related
to executive
compensation and
incentive structures
+Oversees succession
planning for key
executives
+Reviews human
capital management
risks, including
retention and
engagement
NOMINATING &
CORPORATE
GOVERNANCE
COMMITTEE
+Oversees corporate
governance risks and
ethics compliance
+Reviews ESG strategy
and political
contribution policies
+Monitors Board
composition and
refreshment for
effective oversight
2026 Proxy Statement19
MANAGEMENT RISK COUNCIL
Our Management Risk Council is a management level team consisting of executive officers and upper management responsible for managing enterprise risks and planning and organizing the activities of our organization to minimize the effects of risk on the Company’s business and financial results. The Management Risk Council meets quarterly and regularly reports to the relevant committees of the Board on areas of risk and risk management. Management Risk
Council Highlights include:
+Annual Risk Assessment: Comprehensive review of strategic, operational, financial, and compliance risks.
+Risk Heat Map: Conduct a comprehensive survey each year to identify top risks, aggregate and analyze results to determine top risks for each year and update a heat map of those top risks and mitigation strategies at least quarterly.
+Reporting Cadence: An annual risk assessment summary and heat map are presented to the relevant committees, with other updates presented either semi-annually or quarterly.
CYBERSECURITY AND PRIVACY OVERSIGHT
Cybersecurity and privacy are central to our mission and operations, reflecting our commitment to safeguarding sensitive healthcare and payment data. Our Board and management have implemented a comprehensive governance framework designed to oversee these areas with the intent to ensure resilience and achieve regulatory compliance.
Board-Level Oversight
The Board has ultimate responsibility for cybersecurity and privacy risk oversight. Examples of how the Board exercises its responsibility include:
+Periodic Board Updates: Our Chief Technology Officer provides detailed briefings on:
+Threat landscape and emerging risks.
+Cybersecurity posture and program maturity.
+Incident response readiness and results of tabletop exercises.
+Annual Deep-Dive Session: Directors participate in an in-depth review of the Company’s cybersecurity strategy, including external benchmarking and regulatory developments.
+Education and Training: Board members receive annual cybersecurity education, which may include external experts and simulations of real-world attack scenarios.
Audit Committee Responsibilities
Our Audit Committee oversees cybersecurity and privacy risks as part of its broader compliance mandate. Key responsibilities include:
+Reviewing our cybersecurity risk management program.
+Monitoring compliance with HIPAA, FTC Safeguards Rule, and other applicable regulations.
+Evaluating third-party vendor security and data protection practices.
+Receiving periodic reports on:
202026 Proxy Statement
+Vulnerability assessments and penetration testing results.
+Incident response drills and remediation actions.
+Key performance indicators for cybersecurity resilience.
Management Support
Our Digital Information & Cybersecurity Officer (DISO) leads development and execution of our technology and cybersecurity strategy, as well as our efforts to address and mitigate related risks. Our Chief Technology
Officer oversees our cybersecurity program and regularly reports to our Board and the Audit Committee on our cybersecurity risk profile, enterprise cybersecurity program, and other technology risks. For additional information, see Item 1C titled "Cybersecurity" in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, filed with the SEC.
Cybersecurity Governance Framework
Our cybersecurity program is guided by industry-leading standards and regulatory requirements. Core elements include:

Program Element	Waystar Practice
Framework Alignment	Aligned with the NIST Cybersecurity Framework. We have established processes to monitor our NIST score on an ongoing basis.
Incident Response Plan
Waystar maintains a written incident response plan aligned with
HIPAA and FTC Safeguards Rule requirements. Key features include:
+Escalation Protocols: Defined thresholds for notifying senior management and the Board.
+Tabletop Exercises: Conducted annually to test readiness and improve response capabilities.
+Post-Incident Reviews: Lessons learned integrated into program enhancements.

Technical Safeguards
Our organization implements safeguards designed to secure our operational technology systems, both in cloud-based and on-site environments, as well as our network boundaries and internal digital platforms. These security protocols include:
+Internal and external firewalls;
+Network intrusion detection;
+Penetration testing;
+Vulnerability assessments;
+Threat intelligence; and
+Anti-malware and access controls.

Third-Party Risk Management	Vendor security assessments integrated into procurement process.
Employee Training	Mandatory annual cybersecurity and privacy training for all team members.
2026 Proxy Statement21

Program Element	Waystar Practice
Insurance Coverage	We maintain cyber insurance coverage as part of our comprehensive approach to managing cybersecurity and data privacy risks.
System Testing
We engage an independent third-party vendor, as appropriate, to periodically test key parts of our systems and review our processes and policies. Penetration testing is performed by third-party specialists to validate controls.

Independent Audits and Certifications
Our cybersecurity program and controls are subject to independent third‑party audits and assessments, including HITRUST, SOC 2, and PCI reviews, which help validate the design and operating effectiveness of our security controls and overall security posture.

Emerging Risks and Strategic Integration
Cybersecurity and privacy risks are dynamic and require adaptation to address evolving threats and regulatory requirements. Our Board and management track the following matters to remain informed about shifting threats and changing compliance obligations:
+Regulatory Developments: Including SEC cybersecurity disclosure rules and evolving state privacy laws.
+Technology Trends: Such as cloud migration, AI integration, and interoperability standards.
+Threat Intelligence: Updates on ransomware, phishing, and supply chain vulnerabilities.
BOARD OVERSIGHT OF ARTIFICIAL INTELLIGENCE
Artificial Intelligence (AI), including generative AI, is transforming healthcare technology and business operations. Our Board recognizes both the opportunities and risks associated with AI and actively oversees AI strategy, governance, and risk management as we work to ensure that AI is deployed responsibly in our products and by employees, with a focus on safeguarding patient data, maintaining cybersecurity and privacy standards, and aligning with evolving regulatory frameworks. This oversight and support of AI advance our mission to simplify healthcare payments while protecting stockholders' trust. Board and
Committee oversight of AI includes:
+Regular reviews of AI initiatives integrated into our platform, including predictive analytics, automation of administrative workflows, and generative AI tools.
+Monitoring compliance with data privacy laws (e.g., HIPAA and GDPR) and emerging AI regulations.
+Implementing processes designed to ensure that AI use aligns with our ethical standards and customer commitments.
+Evaluating safeguards intended to prevent unauthorized access, bias, or misuse of AI systems, and reviewing incident response protocols for AI-related vulnerabilities.
+Overseeing policies governing employee use of AI tools for business purposes, including restrictions on inputting confidential or personally identifiable information into external AI platforms.
AI in Our Products
We leverage AI to enhance healthcare payment processes and operational efficiency. Our AI advantages focus on four interconnected pillars: mission-critical infrastructure, unmatched proprietary data, an extensively deployed network and scale distribution paired with deep domain expertise. Key uses include:
+End‑to‑End Revenue Cycle Platform: We embed artificial intelligence across our cloud‑native revenue cycle platform — including patient access, authorizations, claim management, and payment workflows —
leveraging proprietary clinical, financial, and administrative data to help simplify healthcare payments.
222026 Proxy Statement
+Denial Prevention and Revenue Integrity: Within our revenue integrity, coding, and charge capture modules, we use AI to proactively identify documentation and claim risks, recommend corrections, and help providers submit cleaner, more accurate, and compliant claims.
+Denial Management and Recovery: Our claim management and denial management solutions incorporate AI, including generative AI, to help automate and enhance denial appeals, accelerate recovery, and improve productivity across post‑payment workflows.
+Agentic Workflow Automation: We deploy agentic AI within select product modules to autonomously execute defined revenue cycle tasks — such as prior authorization support and clinical documentation integrity — while learning from outcomes with minimal human intervention.
+Continuous Learning and Product Innovation: Across our patient access, claim, and analytics modules, our AI models are designed to continuously learn from outcomes, enabling ongoing improvements to automation, accuracy, and efficiency as we advance toward a more autonomous revenue cycle.
Our use of AI is designed to augment, not replace, human decision‑making, and our products incorporate appropriate human oversight, controls, and safeguards. AI‑driven outcomes may vary based on data quality, payer behavior, and regulatory requirements, and we continue to evaluate and refine our models to support accuracy, compliance, and responsible use.
AI Use by Employees
As part of the Board’s oversight of AI strategy, governance, and risk management, we promote responsible use of AI across our workforce to support productivity and operational efficiency, while maintaining safeguards around data protection, confidentiality, and regulatory compliance.
+Acceptable Use and Approved Tools. Employees may use Company‑approved AI tools for business purposes in accordance with our Acceptable Use Policy and AI Use Policy. Permitted uses include drafting and editing written materials, summarizing meetings and documents, conducting research, analyzing data, generating reports, supporting software development workflows, code generation, and assisting with legal and compliance activities, subject to defined limitations and oversight. Employees are prohibited from inputting protected health information, personally identifiable information, or confidential or proprietary business data into unapproved or public AI platforms.
+Cross‑Functional Productivity and Operational Support. Employees across the technology, finance, growth, legal, compliance, operations, marketing, and people teams use AI tools to support internal workflows and productivity initiatives.
+Governance, Training, and Risk Management. Waystar's legal, security, privacy, technology, and compliance functions coordinate to govern employee AI use. Our governance framework addresses data security, confidentiality, intellectual property, ethical considerations, and applicable regulatory requirements, and includes employee mandatory training on proficiency, ethics, data security, and compliance requirements for all employees using AI-enabled tools.
Board Meetings and Attendance
During the year ended December 31, 2025, there were four meetings of the Board, six meetings of our Audit
Committee, six meetings of our Compensation Committee, and three meetings of our Nominating and
Corporate Governance Committee. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which they served during the period they served in 2025. Our independent directors met regularly in executive session with no members of management or directors who have not been determined to be independent present. We strongly encourage all members of our Board to attend our annual meetings of stockholders and all but one of our directors attended the 2025 annual meeting of stockholders.
2026 Proxy Statement23
Code of Conduct
Our Code of Conduct applies to all of our directors, officers, and employees, including our CEO and CFO. Our
Code of Conduct is available on our investor relations website. Our Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. Our Code of Conduct is available on our website, and in the event of a waiver by the Board of any provisions of the Code of Conduct or any amendment thereto, we will promptly disclose the Board’s actions on our website at https://www.waystar.com.
Insider Trading Policies and Procedures
Our Securities Trading Policy applies to all directors, executive officers, and employees, along with certain of such persons’ family members. We have adopted a Securities Trading Policy that governs the purchase, sale, and/or other dispositions of our securities that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards.
Any sale or purchase of common stock by directors, executive officers, and other senior leaders must be made during pre-established periods after receiving preclearance by a member of the Waystar legal team or pursuant to a pre-approved and pre-established Rule 10b5-1 trading plan. Trading in Waystar derivatives (i.e., puts or calls), engaging in short sales or otherwise engaging in hedging activities, and pledging Waystar securities is prohibited. A copy of our Securities Trading Policy is included with our Annual Report on Form 10-
K as Exhibit 19.1.
Related Party Information
Related Party Transactions
For information about any related party transactions, refer to the section “Certain Relationships and Related
Transactions” in this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
Each of Heidi Miller, Sam Blaichman, Priscilla Hung, Vivian Riefberg, and Ethan Waxman served on the
Compensation Committee during the last fiscal year. None of the members of our Compensation Committee who served during the last fiscal year has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
We have entered into certain indemnification agreements with our directors and are party to certain transactions with principal stockholders described under “Certain Relationships and Related Transactions” in this Proxy Statement.
Communications with our Board
Stockholders may write to our Board, the Chairperson of our Board, the Chairpersons of any of the standing committees of our Board, or to our non-management or independent directors as a group at Waystar
Holding Corp., c/o Greg Packer, Chief Legal Officer, 1550 Digital Drive, #300, Lehi, Utah 84043.
Our Board has developed a process to assist with managing inquiries and communications. The Chief Legal
Officer will review and compile any stockholder communications and may summarize such communications prior to forwarding to the appropriate party. The Chief Legal Officer will not forward communications that are not relevant to the duties and responsibilities of the Board and are more appropriately addressed by management, including spam, junk mail and mass mailings, product or service inquiries, new product or service suggestions, resumes or other forms of job inquiries, opinion surveys and polls, business solicitations or advertisements, or other frivolous communications.
242026 Proxy Statement
Stockholder Recommendations for Director Candidates
Stockholders who would like to recommend a director candidate to our Nominating and Corporate
Governance Committee must send notice to Attention: Chief Legal Officer, Waystar Holding Corp., 1550
Digital Drive, #300, Lehi, Utah 84043 by registered, certified or express mail, and provide a brief biographical sketch of the recommended candidate, a document indicating the recommended candidate’s willingness to serve if elected, and evidence of the recommending stockholder’s stock ownership. The Nominating and
Corporate Governance Committee or its Chairperson will then consider the recommended director candidate on a substantially similar basis as it considers other nominees.
Submission of Stockholder Proposals and Board Nominees
If you would like to include a proposal for stockholder consideration in our 2027 proxy statement or bring business before our annual meeting of stockholders in 2027, you must send notice to Greg Packer, Secretary,
1550 Digital Drive, #300, Lehi, Utah 84043, by registered, certified, or express mail and provide the required information and follow the other procedural requirements described below.
Stockholder Proposals for Inclusion in the 2027 Proxy Statement
Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our proxy materials to be distributed in connection with our 2027 annual meeting of stockholders must submit their proposals in accordance with that rule so that they are received by the Secretary no later than the close of business on December 18, 2026. If the date of our 2027 annual meeting is more than 30 days before or after
June 1, 2027, then the deadline to timely receive such material shall be a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our proxy materials.
Other Stockholder Proposals or Nominations for Presentation at the 2027 Annual Meeting
If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8, the stockholder must give our Secretary written notice of the stockholder’s intent to do so and provide the information required by the provisions of our bylaws dealing with stockholder proposals and director nominations. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no later than
March 3, 2027 and no earlier than February 1, 2027, unless our 2027 annual meeting of stockholders is to be held more than 30 days before, or more than 70 days after, June 1, 2027, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2027 annual meeting and not later than the close of business on the later of the 90th day prior to the 2027 annual meeting or the
10th day after public announcement of the date of the 2027 annual meeting is first made. In the event that the number of directors to be elected at the annual meeting is increased and no public announcement naming all of the nominees or specifying the size of the increased Board has been made by February 21, 2027, then notice of a stockholder’s nomination to fill the new position or positions may be delivered to (or mailed to and received at) the address set forth above no later than the close of business on the 10th day after public announcement of such increase is first made. The requirements for such stockholder’s notice are set forth in our bylaws, which is included as an exhibit in our Annual Report on Form 10-K.
We will submit all candidates nominated by a stockholder pursuant to the procedures and requirements outlined in this “Other Stockholder Proposals or Nominations for Presentation at the 2027 Annual Meeting”
section to the Nominating and Corporate Governance Committee for its review, and this submission may include an analysis of the candidate from our management. Any stockholder making a nomination in accordance with the foregoing process will be notified of the Nominating and Corporate Governance
Committee’s decision. The information contained on or accessible through our corporate websites is not part of or incorporated by reference into this Proxy Statement. In connection with our solicitation of proxies for our
2027 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC.
Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
Directors
This section provides stockholders with an overview of the Board’s composition, the qualifications and selection criteria for directors, along with skill and demographic information for all directors, including the nominees for election at the 2026 Annual Meeting. It also details the compensation structure designed to attract and retain qualified Board members.
262026 Proxy Statement
Directors and Nominees for Election
Board Composition
Our Board is divided into three classes of directors, with each class of directors consisting, as nearly as possible, of one-third of the total number of directors, and with Class II directors standing for election this year. A majority of our directors are independent under applicable Nasdaq and SEC rules. In addition to independence, we consider various backgrounds, experiences, and skills when evaluating Board composition.
We have stockholders with rights to appoint directors under existing agreements, and the Nominating and
Corporate Governance Committee ensures compliance with these rights while maintaining a balanced and qualified Board.
The size of our Board is set by Board resolution unless certain preferred stockholder rights apply. Some of our stockholders — Advent, EQT, CPPIB, and Bain — each have rights to nominate directors based on their ownership levels. As of April 6, 2026, each of Advent, EQT, CPPIB, and Bain have the right to one director nominee pursuant to our Certificate of Incorporation and the Stockholders Agreement. Any Board resolution to change the size of our Board must be signed by the appointees from EQT, CPPIB, and Bain. Our Board must include sufficient seats to accommodate these stockholder nominees, five independent directors, and our CEO. These institutional investors may also fix the number of directors by resolution if they collectively hold at least 40% of our then-outstanding common stock.
Director Qualification and Selection
When considering whether directors and nominees have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
In evaluating director candidates, we consider factors deemed appropriate, including strength of character, maturity of judgment, industry knowledge or experience, ability to work collegially with the other members of the Board, existing professional and board commitments, potential conflicts of interest, legal considerations, subject matter expertise, varying backgrounds, any other relevant qualifications, attributes or skills that our
Board considers appropriate, all in light of the size, composition, and combined expertise of our existing
Board.
Director Skills
The following table highlights the mix of key skills and experiences of our Board, contributing in part to our
Board's and Nominating and Corporate Governance Committee's decision to recommend the Class II nominees for election to the Board. The table depicts notable areas of experience for each director based on the current composition of the Board. Not having an indicator does not mean that a particular director does not possess that qualification or skill. Our directors have developed competencies through education, experience, and other oversight responsibilities. Additional biographical information on each nominee is set out in their individual biographies following the table.
2026 Proxy Statement27

	Leadership	Public Board	Financial Acumen	P&L Management	Technology and Innovation	Healthcare Industry	Risk Management	M&A and Capital Markets
Blaichman		•	•					•
DeMichiei		•	•			•
Driscoll		•	•	•		•
Gupta		•			•	•
Hawkins	•	•	•	•	•	•	•
Hung	•	•		•	•			•
Liu*		•	•			•		•
Miller	•	•	•	•			•
Moskowitz			•			•		•
Riefberg		•				•
Roman	•	•	•	•		•	•	•
Waxman		•	•			•		•
Young		•	•			•		•
*Mr. Liu is not being nominated for reelection at the 2026 Annual Meeting.
The attributes above are defined as follows:
Leadership
Current or recently retired (last 10 years) CEO or CFO of a large-cap public company, with strong business acumen, strategic focus, and experience in financial and risk controls. Includes divisional CEOs/Presidents and significant P&L leaders, as well as current or recent CFOs of S&P 500 companies.
Public Board
Has experience on an outside public company board (last five years) and contributed to strategic planning,
CEO succession and capital investment & allocation decisions.
Financial Acumen
Has extensive financial expertise as a public company CFO, senior investment professional, or audit partner, with deep knowledge of capital markets, M&A, and investor relations. Demonstrates strong financial literacy, capital planning skills, and leadership experience as a P&L owner. Holds current or recent (within 5-7 years)
senior roles such as CFO, senior audit leader at a Big 4 firm, or senior banking executive, with significant experience in financial analysis, reporting, public accounting, and audit.
P&L Management
A President or executive with P&L ownership, strategic thinking, and experience in assessing opportunities and threats, including M&A integration. Skilled in developing strategies considering macroeconomic factors.
Has overseen large corporate operations or held a C-suite role managing legal, compliance, HR, or government relations functions.
Technology and Innovation
Seasoned technology leader with expertise in cybersecurity, software, AI/robotics, and/or emerging digital trends. Senior engineering executive in capital-intensive industries, driving innovation and R&D. Experienced in leading IT functions (e.g., CISO, CTO) and developing disruptive products for evolving markets. Skilled in leveraging new technologies to address changing demographics and business needs.
282026 Proxy Statement
Healthcare Industry
Seasoned professional who brings expertise in the healthcare industry.
Risk Management
Experienced in overseeing enterprise risk and managing ethics, legal, and compliance risks at the board and
C-suite levels. Skilled in credit, market, liquidity, and interest rate risk management, as well as scenario planning and stress testing. Possesses strong knowledge of financial statements and internal controls, with significant expertise in evaluating financial and risk controls and identifying key areas for risk oversight.
M&A and Capital Markets
Experienced investment professional (e.g., CIO, investment banker, private equity or hedge fund manager)
skilled in identifying opportunities, allocating capital for strong returns, and understanding business value drivers. Proficient in M&A and long-term transactions, with expertise in capital markets from both investor and executive perspectives.
Director Nominees
Our Board has nominated the following four directors for election as Class II Directors for a three-year term expiring at the 2029 Annual Meeting.

Key Skills and Qualifications
Mr. DeMichiei brings robust financial leadership and healthcare industry expertise through his service as Chief Financial Officer of a large nonprofit health system and insurer, as well as board leadership and strategic planning expertise through his service on other boards including two other public companies.
Work Experience
Mr. DeMichiei served as the Executive Vice President and Chief Financial
Officer of UPMC, a large nonprofit health system and leading health care provider and insurer, from 2004 to 2020, where he led the Finance, RCM and
Supply Chain functions. Prior to joining UPMC, Mr. DeMichiei held several executive roles with the General Electric Company from 1997 to 2004 in their
Transportation and Energy Divisions. He was with PricewaterhouseCoopers from 1987 to 1997, serving the manufacturing, software and transportation industries. He is a former Chairman and a current board member of several charitable organizations. Mr. DeMichiei graduated magna cum laude with a
B.A. in Business Economics from the University of Pittsburgh.
Other Boards:
Current: Ardent Health (Board Member), Ampco-Pittsburgh Corporation
(Board Member and Audit Committee Chair), AAA Inc. (Board Member),
Automobile Club of Southern California (Board Member), Health Catalyst and
Omega Healthcare Management Services (Strategic Advisor)

ROBERT A. DEMICHIEI
Director since 2020
Audit (Chair)

2026 Proxy Statement29

Key Skills and Qualifications
Mr. Driscoll brings expertise in corporate governance and leadership in the healthcare industry through his experience in executive roles at Walgreens,
CareCentrix, Castlight Health and others in addition to prior board service.
Work Experience
Mr. Driscoll has served as Chair of our Board since 2019. Previously, Mr. Driscoll served as President, U.S. Healthcare and Executive Vice President of
Walgreens Boots Alliance Inc, from 2022 to 2024, as Chief Executive Officer of
CareCentrix, a healthcare benefits management company, from 2013 to 2022, as President of Castlight Health, a healthcare technology company, from 2012 to 2013, and as Group President for Medco, a pharmacy benefits management company, from June 2003 to April 2012. Mr. Driscoll also previously founded and chaired the Surescripts ePrescribing Network, a national health information network, from 2004 to 2007, served as Advisor to
Oak Investment Partners, a venture capital firm, and served as Vice President for government programs at Oxford Health Plans, a part of the
UnitedHealthcare insurance company.
Other Boards:
Current: Magnit Global - Chair (since 2024), RIS Rx, LLC - Chair (since 2026),
Wheel Health, Inc. (since 2025), Infinitus Systems, Inc. (since 2025)
Previous: Press Ganey (Audit Committee Chair) (2016-2019)

JOHN DRISCOLL
Director since 2019
Independent Board Chairman, Nominating & Corporate Governance

Key Skills and Qualifications
Mr. Moskowitz brings extensive experience as a management consultant and private equity investor and his extensive knowledge and understanding of the healthcare, retail, and business services industries.
Work Experience
Mr. Moskowitz is a Principal at Bain Capital, a global alternative asset management firm headquartered in Boston. He joined Bain Capital in 2011 and helps to lead their healthcare investment efforts in the U.S. The firm is currently investing out of Bain Capital XII, a $9.4 billion private equity fund raised in 2017. Mr. Moskowitz co-led the firm’s investments in Aveanna, Zelis, and Waystar. Prior to joining Bain Capital, he worked at Bain & Company, from 2009 to 2011, where he was involved in private equity and strategy consulting engagements in the healthcare sector. Mr. Moskowitz received an
MBA from Harvard Business School, where he was a Baker Scholar. He graduated magna cum laude with an AB in Public Policy from Princeton
University.
Other Boards:
Current: LeanTaas, PartsSource

PAUL G. MOSKOWITZ
Director since 2019

302026 Proxy Statement

Key Skills and Qualifications
Ms. Young brings extensive experience in private equity and technology investments, strategic growth, capital allocation, and governance for technology-driven businesses through her service as a principal of a private equity firm focusing on the technology sector.
Work Experience
Ms. Young is a Managing Director of Advent International, L.P. (Advent), a
global private equity firm, where she focuses on investments in the technology sector. She joined Advent in 2011. Prior to Advent, Ms. Young was a member of the U.S. buyout fund at The Carlyle Group, concentrating on software and financial technology investments. She also served as an analyst at McColl Partners from 2004 to 2006. Ms. Young holds a B.A. from Davidson
College and an M.B.A. from Harvard Business School.
Other Boards:
Current: Definitive Healthcare Corp.
Previous: CCC Intelligent Solutions Holdings Inc.

LAUREN YOUNG
Director since 2025

Continuing Directors
The following sets forth biographical information for our Class III and Class I directors, whose terms will expire at our annual meetings to be held in 2027 and 2028, respectively.
Class III Directors with terms expiring at the 2027 annual meeting

Key Skills and Qualifications
Ms. Gupta brings expertise in AI, cloud technologies, digital transformation in healthcare, and strong insight into innovation and technology strategy through her leadership at Google Cloud and prior roles driving digital health initiatives.
Work Experience
Ms. Gupta leads AI strategy and solutions for the healthcare industry at
Google Cloud, where she drives digital transformation initiatives and leverages advanced models such as Gemini. She joined Google Cloud in
November 2016 and assumed her current role in November 2018. Previously, she served as Vice President of Digital Transformation – Healthcare at Apigee
and as Executive Director of Digital Health at Kaiser Permanente. Ms. Gupta
holds two patents in computer applications (20100287458, 20090299784)
and has been recognized as one of the Most Influential Women in Healthcare
IT by HIMSS and among the Top 10 Executives to Watch by Modern
Healthcare. She earned a B.S. in Computer Science from Delhi University and a Master’s in Computer Applications from IMT Ghaziabad, India.
Other Boards:
Current: Neogen Corporation (since 2022)
Additional Roles: Board of Directors, Molnlycke Healthcare (private); Board of
Advisors, HIMSS (non-profit)

AASHIMA GUPTA
Director since 2025
Audit

2026 Proxy Statement31

Key Skills and Qualifications
Mr. Hawkins brings expertise in executive leadership and healthcare technology through his service as Chief Executive Officer of our Company since 2017 and prior leadership roles in health information technology and software industries.
Work Experience
Mr. Hawkins has served as our Chief Executive Officer and as a member of our Board since October 2017. Prior to joining us, he was President of
Sunquest Information Systems, a developer of medical laboratory and diagnostic software, from May 2014 to October 2017. Mr. Hawkins was previously an operational leader with Vista Equity Partners, a private equity firm, where he served as President and board member of Greenway Health, a vendor of health information technology, Chief Executive Officer and board member of Vitera Healthcare Solutions, a provider of electronic health records, preventative maintenance systems, and financial and clinical transaction processing, and Chief Executive Officer and board member of
SirsiDynix, a library software automation company. From 2004 to 2007, Mr.
Hawkins was Vice President and General Manager of Henry Schein Practice
Solutions, a global health care distribution company. Matt received an MBA from Harvard Business School and a Bachelor’s Degree with University
Honors from Brigham Young University.
Other Boards:
LeanTaaS (since 2023), Cambia (since 2024), Avetta (since 2025)

MATTHEW J. HAWKINS
Director since 2017
Chief Executive Officer

Key Skills and Qualifications
Ms. Miller brings expertise in global banking, financial services, and executive leadership through her service as president of JPMorgan International and prior senior roles in treasury, finance, and strategic management at major financial institutions.
Work Experience
Ms. Miller has served as a member of our Board since 2021. Prior to retiring in
2012, she was President of JPMorgan International, a division of JPMorgan
Chase & Co., from 2010 to 2012. Previously, she served as Chief Executive
Officer of JPMorgan Chase’s Treasury and Security Services from 2004 to
2010. Earlier, Ms. Miller was Executive Vice President and Chief Financial
Officer for Bank One Corporation from 2002 to 2004, Chief Financial Officer for Citigroup from 1998 to 2001, and Chief Financial Officer for the Travelers
Group from 1995 to 1998. Ms. Miller graduated from Princeton University with a bachelor’s degree in history and completed her doctorate in history at Yale
University in 1979.
Other Boards:
Previous: Fiserv (2019-2025); HSBC Holdings PLC (2014–2021); General Mills
Inc. (1999–2019); Progressive Corp. (2011–2014)

HEIDI G. MILLER
Director since 2021
Compensation (Chair), Nominating & Corporate Governance

322026 Proxy Statement

Key Skills and Qualifications
Mr. Waxman brings expertise in finance, capital markets, and healthcare industry insights through his service as a Partner at EQT and experience advising multiple portfolio companies.
Work Experience
Mr. Waxman has served as a member of our Board since June 2024. He is a
Partner at EQT, where he has worked since 2015. Mr. Waxman currently serves on the board of Zeus Industrial Products, Inc., a supplier of custom components to the medical device industry, since 2024, and previously served on the board of Certara, Inc., a leading provider of software and scientific consulting services, from August 2020 to December 2022. Mr.
Waxman earned an A.B. in History from Harvard College.
Other Boards:
Current: Zeus Industrial Products, Inc. (since 2024)
Previous: Certara (2020-2022)

ETHAN WAXMAN
Director since 2024
Compensation

Class I Directors with terms expiring at the 2028 annual meeting

Key Skills and Qualifications
Mr. Blaichman brings expertise in private equity investing and corporate strategy through his service as Managing Director and Head of Direct Private
Equity at CPPIB and prior experience in management consulting and corporate finance.
Work Experience
Mr. Blaichman has served as a member of our Board since April 2024. He is
Managing Director and Head of Direct Private Equity at CPPIB, which he joined in 2007. Previously, Mr. Blaichman worked at Bain & Company as a management consultant and in the Corporate Finance and Assurance groups at PricewaterhouseCoopers.
Other Boards:
Current: Ascot Group
Previous: The Gates Corporation; Air Distribution Technologies; Wilton Re;
Berlin Packaging

SAMUEL BLAICHMAN
Director since 2024
Compensation, Nominating & Corporate Governance

2026 Proxy Statement33

Key Skills and Qualifications
Ms. Hung brings expertise in technology and platform-based services through her leadership roles at Guidewire Software and prior experience in global operations, product development, corporate strategy, information systems technology and security, cloud operations, and customer success at major technology companies.
Work Experience
Ms. Hung served in various roles at Guidewire Software, Inc. from 2005 to
2025, including President and Chief Operating Officer, Chief Administrative
Officer, Senior Vice President of Corporate Development, Vice President of
Operations, and Vice President of Corporate Development. Prior to joining
Guidewire, Ms. Hung held several management positions at SAP Ariba, a software and information technology services company, Sun Microsystems,
Inc., a manufacturer of computer workstations, servers, and software, and
Oracle Corporation, a database and enterprise management company.
Other Boards:
Current: Veeva Systems Inc.; Ethos Technologies, Inc.; Xerox Holdings
Corporation; Cast and Crew LLC
Previous: Vonage Holdings Corp. (2019–2022)

PRISCILLA HUNG
Director since 2024
Audit, Compensation

Key Skills and Qualifications
Ms. Riefberg brings expertise in healthcare across public and private sectors and significant management experience through her leadership roles at
McKinsey & Company and current academic and advisory positions.
Work Experience
Ms. Riefberg has served as a member of our Board since October 2023. Since
August 2020, she has served as the David C. Walentas Jefferson Scholars
Foundation Professorship Chair and is a Professor of Practice at the
University of Virginia Darden School of Business and since 2023 a Fellow at
The Miller Center at UVA. Previously, Ms. Riefberg held a variety of senior roles at McKinsey & Company from September 1987 to July 1988 and December
1989 to May 2020, including leading the Public Sector Practice for the
Americas and co-leading the U.S. Health Care practice.
Other Boards:
Current: ONWARD Medical N.V. (since 2022); Lightrock (since 2022);
Accompany Health, Inc. (since 2023); K Health Inc. (since 2021)
Previous: Signify Health, Inc. (2020–2023)
Additional Roles: Public Broadcasting Service (since 2018); Johns Hopkins
Medicine (since 2020); Advisory Council, Smithsonian American Women’s
History Museum (since 2025); Former Board of Governors, NIH Clinical Center
(2000–2004)

VIVIAN E. RIEFBERG
Director since 2023
Audit, Compensation

342026 Proxy Statement

Key Skills and Qualifications
Mr. Roman brings extensive experience leading a multinational public company, manufacturing, supply chain, technology, finance, corporate strategy, and risk management through his service as Executive Chairman and Chairman of the Board, President, and Chief Executive Officer of 3M
Company.
Work Experience
Mr. Roman served as Executive Chairman of the Board of 3M Company, a global manufacturing and technology company, from May 2024 to March
2025. He was Chairman of the Board, President, and Chief Executive Officer of
3M from May 2019 to April 2024 and Chief Executive Officer from July 2018 to
May 2019. Prior to that, Mr. Roman held several senior leadership roles at 3M, including Chief Operating Officer and Executive Vice President from July 2017 to June 2018, Executive Vice President of the Industrial Business Group from
June 2014 to July 2017, Senior Vice President of Business Development from
May 2013 to June 2014, and Vice President and General Manager of the
Industrial Adhesives and Tapes Division from September 2011 to May 2013. He joined 3M in 1988 and served in a variety of roles during his tenure.
Other Boards:
Current: Abbott Laboratories (since April 2021)

MICHAEL ROMAN
Director since 2025
Audit, Nominating & Corporate Governance

There are no family relationships among any of our directors or executive officers.
2026 Proxy Statement35
Director Compensation
Our director compensation program is designed to attract and retain highly qualified non-employee directors who are not affiliated with our Institutional Investors (Advent, Bain, CPPIB and EQT) and to align their interests with those of our stockholders. The Compensation Committee reviews the program annually, considering peer group practices, market data, and input from independent compensation consultants to ensure competitiveness and alignment with best practices. The Committee then recommends any changes to the full Board for approval. Directors affiliated with Institutional Investors and Company employees do not receive compensation for Board or committee service.
Cash Retainers
Non-employee, non-Institutional Investor directors receive annual cash retainers for Board and committee service. For fiscal year 2025, the standard annual retainer for Board service was $50,000, with additional retainers for leadership roles and committee service:
+Non-executive Chairman: $100,000
+Audit Committee Chair: $25,000
+Compensation Committee Chair: $20,000
+Nominating & Corporate Governance
Committee Chair: $15,000
+Audit Committee Members (other than Chair):
$15,000
+Compensation Committee Members (other
than Chair): $10,000
+Nominating & Corporate Governance
Committee Members (other than Chair):
$5,000
Cash retainers are paid in arrears in equal quarterly installments and prorated for partial-year service.
Directors may elect to defer cash compensation under the Deferred Compensation Plan described below.
Equity Awards
To align director interests with long-term stockholder value, eligible non-employee directors receive annual equity awards under the Waystar 2024 Equity Incentive Plan. For fiscal year 2025, each non-employee director received RSUs with a target grant-date fair value of $200,000, vesting after one year, or if earlier, the date of the first annual meeting of stockholders following the grant date, subject to continued service. Newly appointed directors receive prorated awards based on their service period. Directors may elect to defer settlement of RSUs under the Non-Employee Director Deferral Plan described below.
Other Compensation
We reimburse directors for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings or other Company-related activities. Directors also receive customary indemnification and advancement of expenses under our bylaws and indemnification agreements, consistent with Delaware law.
Deferred Compensation Plan
Our Board has adopted a Non-Employee Director Deferral Plan, in which all directors who are not employees of the Company are eligible to participate.
Deferral elections
Under the terms of the Non-Employee Director Deferral Plan, our non-employee directors may elect to defer all or a portion of their annual cash compensation and/or all of the shares of Company common stock issued upon settlement of their annual restricted stock unit award, in each case, in 25% increments, in the form of deferred stock units credited to an account maintained by the Company. The number of deferred stock units credited in respect of annual cash compensation is determined by dividing the dollar amount of the deferred cash compensation by the fair market value of a share of our common stock on the date the cash
362026 Proxy Statement
compensation would otherwise have been paid to the director. Deferred stock units will be awarded from, and subject to the terms of, the 2024 Equity Incentive Plan.
Each deferred stock unit represents the right to receive a number of shares of our common stock equal to the number of deferred stock units initially credited to the director’s account plus the number of deferred stock units credited as a result of any dividend equivalent rights (to which deferred stock units initially credited to a director’s account are entitled).
In 2025, Ms. Gupta elected to defer 50% of her cash compensation and Mr. Roman elected to defer all his cash compensation under the Non-Employee Director Deferral Plan. None of our other directors made such an election in 2025.
Settlement of deferred stock units
Directors may elect that settlement of deferred stock units be made or commence on (i) the first business day in a year following the year for which the deferral is made, (ii) following termination of service on our Board or
(iii) the earlier of (i) or (ii). Directors may elect that deferred stock units be settled in a single one-time distribution or in a series of up to 15 annual installments. In addition, deferred stock unit accounts will be settled upon a “change in control” (as defined in the 2024 Equity Incentive Plan) or upon a director’s death.
Administration; Amendment and Termination
Our Compensation Committee administers the Non-Employee Director Deferral Plan. The Non-Employee
Director Deferral Plan or any deferral thereunder may be amended, suspended, or discontinued by our
Compensation Committee at any time in the Compensation Committee’s discretion; provided that no amendment, suspension or discontinuance will reduce any director’s accrued benefit, except as required to comply with applicable law. Our Compensation Committee may terminate the Non-Employee Director
Deferral Plan at any time, as long as the termination complies with applicable tax and other requirements.
Stock Ownership Guidelines
To further align interests with stockholders, our Board has adopted stock ownership guidelines requiring each non-employee director that is not employed by EQT, CPPIB, Bain, or Advent to hold Waystar common stock with a value equal to three times the annual cash retainer, excluding committee retainers (currently
$150,000). Non-employee directors are expected to meet this minimum target within three years of becoming subject to the ownership guidelines. Shares held directly, unvested RSUs, and deferred stock units count toward the requirement. Compliance is reviewed annually by the Compensation Committee.
Following the applicable transition period, until the target minimum level is achieved, persons subject to the guidelines will be expected to retain not less than 50% of the number of shares of Qualifying Stock (as defined in the stock ownership guidelines) awarded to him or her under the Company’s equity incentive plans, subject to limited exceptions. Once the target minimum level of ownership has been achieved, subject to limited exceptions, persons subject to the guidelines may not transfer shares of our common stock if such transfer would result in such person falling below his or her target minimum level. All our non-employee directors are still within the initial three-year period to meet the stock ownership requirements with the earliest non-employee director compliance date occurring in 2027.
Institutional Investor Directors
Directors affiliated with EQT, CPPIB, Bain Capital, and Advent International do not receive compensation for
Board or committee service, consistent with the Stockholders Agreement.
2026 Proxy Statement37
2025 DIRECTOR COMPENSATION
The following table provides summary information concerning compensation paid to, or accrued by us, on behalf of, our non-employee directors for services rendered during 2025.

Name	Fees earned or paid in cash ($)	Stock Awards(1) ($)	Total ($)
Samuel Blaichman(2)	—	—	—
Robert A. DeMichiei	75,000	203,358	278,358
John Driscoll	160,000	203,358	363,358
Aashima Gupta(3)(4)	32,500	203,358	235,858
Priscilla Hung	75,000	203,358	278,358
Eric C. Liu(2)(5)	—	—	—
Heidi G. Miller	72,500	203,358	275,858
Paul G. Moskowitz(2)	—	—	—
Vivian E. Riefberg	70,000	203,358	273,358
Michael Roman(3)(6)	35,000	203,358	238,358
Ethan Waxman(2)	—	—	—
Lauren Young(2)(7)	—	—	—
(1)In accordance with SEC rules, the amounts shown represent the aggregate grant date fair value of RSUs granted to non-employee directors in 2025, calculated under FASB ASC Topic 718. The grant date fair value is based on the closing price of our common stock on the grant date. Each non-employee director serving on June 16, 2025, received an RSU award with a grant date fair value per RSU of $39.61. RSUs vest in full on the earlier of (i) the first anniversary of the grant date or (ii) the date of the first annual meeting of stockholders following the grant date, subject to continued
service through the vesting date. As of December 31, 2025, the non-employee directors held the following RSUs: Mr.
Driscoll - 90,757; Mr. DeMichiei - 36,896; Ms. Gupta - 5,134; Ms. Hung -13,829; Ms. Miller - 31,614; Ms. Riefberg - 13,829; and
Mr. Roman - 5,134. As of December 31, 2025, our non- employee directors held the following options (both exercisable and unexercisable): Mr. Driscoll – options to purchase 241,999 shares; Ms. Miller and Mr. DeMichiei - each held options to purchase 80,050 shares; and Ms. Riefberg and Ms. Hung - each held options to purchase 24,200 shares.
(2)These directors are affiliated with our Institutional Investors and do not receive compensation for Board or committee service.
(3)Ms. Gupta and Mr. Roman were appointed as directors on June 4, 2025.
(4)Ms. Gupta elected to defer 50% of her 2025 cash compensation under our Non-Employee Director Deferral Program.
See the section entitled “Deferred Compensation Plan—Deferral elections” for a description of the Non-Employee
Director Deferral Program and deferred stock units issued thereunder.
(5)Mr. Liu is not being nominated for reelection at the 2026 Annual Meeting.
(6)Mr. Roman elected to defer his 2025 cash compensation under our Non-Employee Director Deferral Program. See the section entitled “Deferred Compensation Plan—Deferral elections” for a description of the Non-Employee Director
Deferral Program and deferred stock units issued thereunder.
(7)Ms. Young was appointed as a director on October 1, 2025.
382026 Proxy Statement
Executive Officers
We have provided below biographies of our executive officers as of April 17, 2026 (other than Mr. Hawkins).
Information on Mr. Hawkins can be found under “Directors.” All of our executive officers serve at the discretion of our Board.

T. Craig Bridge, 54, has served as our Chief Transformation Officer since October 2019. Prior to being named to this role, Mr. Bridge served as Chief Operating and Integration Officer from February 2018 to
October 2019. Prior to co-founding Navicure, which is now known as Waystar, in January 2001, Mr.
Bridge was at S2 Systems, a global provider of integrated solutions for banking and financial markets, where he oversaw Project Management and Quality Assurance Groups from 2000 to 2001. Mr. Bridge was previously at NDCHealth’s Provider Healthcare Transaction Group, a provider of healthcare information software solutions, where he served in various positions from 1994 to 2000.

William Chan, 56, has served as Chief Product and AI Officer at Waystar since October 2025, following
Waystar’s acquisition of Iodine Software. He was previously Iodine’s CEO, and co-founder from 2010 to
2025. Prior to Iodine, Mr. Chan was co-founder and Vice President of Products at Crimson from 2004 to
2008, a company focused on improving healthcare provider quality and profitability. Crimson was acquired by The Advisory Board Company (now Optum Insights) in 2008, and Mr. Chan continued
serving in product leadership roles. Mr. Chan was also the co-founder and Vice President of Marketing at WhisperWire, which was acquired by Concentrix, a telecommunications software vendor.  Mr. Chan has a bachelor’s degree in Computer Science from Cornell University and an MBA with honors from
Harvard Business School. He holds multiple patents related to healthcare technology. Mr. Chan is on the Board of Directors of American Mission Hospital in Bahrain, and also serves as an advisor to Revival
Health, a healthcare technology startup.

Melissa F. (Missy) Miller, 41, has served as our Chief Marketing Officer since January 2023. Prior to being named Chief Marketing Officer, Ms. Miller served as our Senior Vice President of Marketing from
December 2021 to February 2023 and as our Vice President of Commercialization from August 2020 to
December 2021. Prior to joining us, Ms. Miller served as Chief Growth Officer and Chief Marketing
Officer at Chameleon Collective, a hybrid consulting and marketing services firm, from 2018 to 2020.
Ms. Miller was previously Owner of Frances and Company, a provider of go-to-market consulting for marketing, commercial, and client success functions, from 2018 to 2020, and has served in various roles at ZirMed, which is now a part of Waystar, from 2015 to 2018 and at McKesson Provider Technologies, which provides healthcare distribution and technology services, from 2008 to 2015.

Steven M. Oreskovich, 54, has served as our Chief Financial Officer since June 2018. Prior to joining us, Mr. Oreskovich was at Merge Healthcare, a subsidiary of IBM through acquisition in 2015 and a software provider of medical image handling and processing, interoperability, and clinical systems, where he held various progressive financial roles, including Corporate Controller, Vice President,
Internal Audit, Chief Accounting Officer, and Chief Financial Officer and Treasurer, from 2004 to 2017.
Mr. Oreskovich also previously served in various financial roles at Truis, Inc. and at
PricewaterhouseCoopers LLP, an accounting firm.

2026 Proxy Statement39

Greg Packer, 46, has served as our Chief Legal Officer and Secretary since March 2025. Prior to joining
Waystar, Mr. Packer served as Senior Vice President & Chief Legal Officer of Ancestry, a family history and consumer genomics company, from March 2023 until March 2025. Prior to being named as Chief
Legal Officer at Ancestry, Mr. Packer held various roles at Ancestry beginning in April 2020 when he joined the company, including the roles of General Counsel and VP, Corporate & Securities. Prior to
joining Ancestry, Mr. Packer held multiple other General Counsel positions, including at Lonestar
Resources US Inc., and Howard Energy Partners LLC. Prior to Mr. Packer's General Counsel roles, he practiced corporate & securities law at Latham & Watkins LLP, advising public and private companies as well as private equity sponsors on a wide range of transactions and governance matters.

Christopher L. Schremser*, 54, has served as our Chief Technology Officer since November 2017. Prior to joining us, Mr. Schremser was at ZirMed, which is now a part of Waystar, where he served as Chief
Technology Officer from 2002 to 2017 and as Infrastructure Manager from 2000 to 2002.

Kim Wittman, 47, has served as our Chief People Officer since March 2024. Prior to joining Waystar,
Ms. Wittman served as Senior Vice President of People and Culture of Vivint, Inc., a smart home and security company, from 2022 until 2024. Prior to being named Senior Vice President, Ms. Wittman served in various roles at Vivint after joining Vivint in 2013, including Vice President of Talent
Acquisition, HR Business Partner for Technology and Corporate, Senior Director of Human Resources,
Director of Human Resources for Technology and Corporate, Manager of Talent Acquisition for
Technology and Corporate, and Senior Campus Recruiter. Prior to joining Vivint, Ms. Wittman held various positions at TEKsystems Inc., an IT services management company, Limited Brands, Inc., a retail company, Macy’s Inc., a department store company, and The Buckle, Inc., a fashion retail company.

*On April 14, 2026, Christopher Schremser notified the Company of his intention to resign from the Company effective June
12, 2026. Mr. Schremser’s resignation is not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices. There are no severance or separation related benefits in connection with Mr. Schremser’s resignation. As of the date of this filing, the Company and Mr. Schremser are considering an advisory relationship on a go-forward basis.
Executive
Compensation
This section provides stockholders with an overview of our executive compensation program, including the philosophy, objectives, and key components that guide how we reward our senior leadership. It outlines the structure and rationale behind our compensation practices, which are designed to attract, retain, and motivate talented executives who drive our Company’s long-term success. In addition, this section details the specific elements of compensation,
performance metrics, and governance processes that ensure
alignment between executive pay and stockholder interests.
2026 Proxy Statement41
A letter from the Compensation Committee
Dear Fellow Stockholders,
On behalf of the Compensation Committee, we thank you for your investment in Waystar and are pleased to share an overview of our executive compensation decisions for fiscal year 2025. This year marked Waystar’s first full year as a public company following our successful IPO in 2024. Our focus remained on aligning pay with long-term stockholder value, supporting strategic growth, and retaining exceptional leadership.
Waystar continued its transformation through execution of key growth initiatives and closing on the acquisition of Iodine Software. These efforts strengthened our platform and positioned us for sustainable performance. To deliver on these priorities and support management, we relied on compensation programs designed to attract and retain leaders with proven expertise in healthcare technology and operational excellence.
In 2025, the Committee reviewed CEO compensation in light of market practice and performance outcomes.
Under Matthew Hawkins’ leadership, Waystar achieved double-digit revenue growth every quarter in 2025 and maintained strong margins while advancing innovation and scale. His compensation remained heavily performance-based, with the majority delivered through equity tied to multi-year goals, ensuring alignment with stockholder interests.
Our program emphasizes pay-for-performance, competitiveness, and long-term alignment through equity awards subject to time-based vesting and, for our CEO, rigorous performance conditions. We also implemented a post-IPO equity refresh for select executives to reinforce retention and accountability for future results.
As we look ahead, we welcome your feedback through future advisory votes to approve the compensation of our Named Executive Officers (Say-on-Pay votes) and remain committed to ensuring our compensation programs reflect both our philosophy and the input of our stockholders. The Committee will continue to review and refine our approach to maintain strong alignment between executive pay and long-term value creation.
Sincerely,
The Compensation Committee
422026 Proxy Statement
Compensation Discussion and Analysis
EXECUTIVE SUMMARY
This Compensation Discussion and Analysis (CD&A) provides
OUR 2025
NAMED
EXECUTIVE
OFFICERS
________________________________
Matthew Hawkins
Chief Executive Officer and Director
Steven Oreskovich
Chief Financial Officer
Craig Bridge
Chief Transformation Officer
Christopher Schremser
Chief Technology Officer
Eric (Ric) Sinclair III
Chief Business Officer
information about our fiscal year 2025 executive compensation program for our NEOs.
It describes the philosophy and objectives driving our executive compensation program, the program design, and the material
elements and metrics used with the results achieved for the 2025 fiscal year.
Our Compensation Committee and Board have thoughtfully designed our executive compensation program to align with Waystar’s long-term strategy. We have adopted best practices in line with our peers while maintaining a compensation philosophy driven by our values and focused on balancing our strategic goals with stockholder interests.
In our first full fiscal year as a public company, we continued our disciplined execution, strong operational performance, and
commitment to long-term stockholder value. In this, our first CD&A, we have prioritized clarity and stockholder relevance throughout while maintaining consistency with our reported disclosures made in 2025.
Company Performance Highlights
REVENUE
+17% YOY
$1.1B
NET INCOME
$112.1M
MARGIN OF 10%
ADJUSTED
EBITDA(1)
$462.1M
MARGIN1 OF 42%
Overall Performance
In 2025, we delivered strong financial results, achieving revenue of $1.1 billion, adjusted EBITDA of $462.1 million, and net income of $112.1 million, representing net income and Adjusted EBITDA margins of 10% and
42%, respectively. Net cash provided by operating activities was $309.7 million for the year. These results reflect disciplined execution of our strategy to drive growth while maintaining profitability.
Innovation
In 2025, we advanced our platform with the launch of Waystar AltitudeAI, a comprehensive suite of AI-
powered capabilities designed to streamline administrative workflows and improve financial performance for healthcare providers. Waystar AltitudeAI integrates predictive analytics and machine learning across the revenue cycle, enabling automated denial prevention, intelligent work queue prioritization, and real-time claim status alignment. These capabilities reduce manual intervention, accelerate reimbursement, and deliver meaningful efficiency gains.
We also expanded AI initiatives beyond core payment automation, embedding advanced analytics and automation throughout our platform to reduce administrative waste and optimize reimbursement recovery.
These enhancements reflect our commitment to leveraging innovation to simplify healthcare payments and support sustainable growth, while maintaining compliance and data security standards.
2026 Proxy Statement43
Acquisitions and Strategy
The acquisition of Iodine Software strengthens the Waystar platform by combining one of the industry’s largest financial datasets with one of the largest clinical datasets, expanding our product offerings and reinforcing our leadership in healthcare technology. Integration efforts remain on track.
Capital Allocation
We refinanced our First Lien Credit Facility in 2025 to secure improved rates and greater financial flexibility while increasing borrowing capacity under our revolving credit facility. These actions, together with strong cash generation, provided resources to support strategic initiatives and maintain financial stability.
(1)Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for a reconciliation to their most directly comparable GAAP measure.
Key Compensation Decisions
Compensation decisions for our NEOs reflect alignment with our results and reward contributions that advanced our strategic objectives.
+Base salary for our CEO increased 5% from 2024, while base salaries for our other NEOs increased 10.5%
from 2024, reflecting a disciplined approach to fixed compensation.
+Annual cash incentive awards were determined based on achievement against pre-established financial and strategic goals, resulting in payouts of 135% of target for NEOs in 2025, as discussed below under the section entitled “2025 Compensation Decisions, Performance Metrics and Results — Annual Cash
Incentive Measures and Payout.”
+Long-term equity awards granted to our NEOs in 2025 consisted of RSUs (RSUs), with a PSU grant issued to our CEO, Mr. Hawkins, which vests after a four-year performance period based on TSR percentile rank relative to a peer group.
+The Compensation Committee maintained its commitment to aligning executive pay with performance, delivering a significant portion of compensation through performance-based equity awards and annual incentives that are only earned based on achievement against pre-established financial and strategic goals.
+The Committee reviewed compensation risk and confirmed that the program does not encourage excessive risk-taking.
+Succession planning and retention remained key priorities, with equity awards designed to promote long-term leadership continuity.
COMPENSATION OBJECTIVES AND PHILOSOPHY
Our executive compensation program is designed to attract, retain, and motivate exceptional leaders who embody our values and help drive sustainable stockholder value. Our program combines competitive base salaries with variable incentive opportunities, emphasizing long-term equity awards to align executive and stockholder interests. Decisions are informed by robust planning, best practices in governance, and market practices.
+Attract and Retain Talent: Our compensation packages are structured to recruit and retain leaders committed to our values and strategic goals.
+Pay for Performance: A substantial portion of executive pay, 97.7% for our CEO and 95.7% for our other
NEOs, is variable and directly linked to Company performance, reinforcing a results-oriented culture.
442026 Proxy Statement
+Governance and Compliance: Compensation decisions are made with dedicated oversight, with involvement from a fully independent Compensation Committee, an independent compensation consultant, and feedback from our CEO.
Compensation Philosophy
Our executive compensation program is built on a foundation of performance, accountability, and alignment with stockholder interests. We believe that compensation should reflect both individual contributions and
Company-wide success.
Values-Based Approach
Our executive compensation philosophy is rooted in our values and reflects our commitment to being one of the best companies to work for. Our NEOs share responsibility for advancing our mission and exemplifying the values that define our Company. Compensation recognizes the exceptional leadership and cultural impact of each executive, reflecting the scope and complexity of their roles while maintaining alignment with our core values.
Performance-Based Rewards
A significant portion of NEO pay is tied to measurable performance outcomes, including financial, operational, and strategic goals. This structure ensures alignment with Company objectives and motivates
NEOs to deliver results that drive long-term growth.
Long-Term Alignment and Market Competitiveness
We prioritize long-term alignment through equity awards that foster ownership and encourage sustained value creation. By reviewing peer company practices, we strive to maintain market competitiveness and ensure our ability to recruit and retain top talent. Our approach is straightforward and designed to meet investor expectations while promoting stability and retention through both time-based and performance-
based equity awards.
Key Priorities
+Reward achievement of financial, operational, and strategic objectives
+Promote long-term alignment through equity-based incentives
+Maintain market competitiveness to attract and retain top talent
+Ensure simplicity, transparency, and alignment with stockholder interests
+Avoid encouraging undue risk-taking by our executive officers
Key Practices and Policies
We are committed to sound executive compensation policies and practices, as highlighted in the following table.

Practice/Policy	Description
Prohibition on hedging, pledging, and short sales	We prohibit short sales, transactions in derivatives, hedging, and pledging of Company securities.
Stock ownership guidelines	We have robust stock ownership guidelines for our NEOs, including a six times annual base salary requirement for our CEO and three times annual base salary requirement for other NEOs.
Incentive Compensation Clawback Policy
Requires recovery of incentive-based compensation from NEOs if financial statements are restated, in compliance with Nasdaq rules, using methods such as reimbursement, forfeiture, or cancellation, with no indemnification and limited exceptions for impracticability.

No repricing	We do not allow repricing of stock options without stockholder approval.
2026 Proxy Statement45

Vesting requirements for dividend equivalents	Dividend equivalents will not be paid unless and until the vesting or performance conditions for the underlying equity award are met.
No pension benefits	We do not provide pension benefits.
Independent compensation consultant	The Compensation Committee directly retains an independent compensation consultant that performs no other services for the Company.
COMPENSATION PROGRAM DESIGN
Components of Compensation
We structure our NEO compensation using three principal components: base salary, annual cash incentives, and equity awards.
Base Salary
Base salary provides a fixed level of cash compensation intended to reflect each executive’s role, experience, and sustained performance.
Annual Cash Incentives
Annual cash incentives are designed to reward executives for achievement of financial and strategic goals that drive Company performance. The 2025 Annual Incentive Plan (AIP) was structured to reinforce accountability for revenue growth, profitability, and operational execution. Additional details regarding the
AIP can be found below in the section entitled "2025 Compensation Decisions, Performance Metrics and
Results — Annual Cash Incentive Measures and Payout."
Equity Awards
A substantial portion of our NEO compensation is delivered through long-term equity awards—specifically,
RSUs and PSUs for our CEO. Together, RSUs and PSUs serve as key tools to attract, retain, and incentivize top leadership while aligning their interests with those of our stockholders. For additional information and details on our 2025 equity awards, see the section entitled "2025 Compensation Decisions, Performance Metrics and
Results - 2025 Equity Awards."
Decision-Making Process
Committee Oversight
The Compensation Committee is composed entirely of independent directors and is responsible for overseeing the design, implementation, and administration of our executive compensation program. The
Committee’s primary objective is to ensure that our compensation practices attract, retain, and motivate high-performing executives while aligning their interests with those of our stockholders and supporting the
Company’s long-term strategy.
Key responsibilities of the Committee include reviewing and approving compensation arrangements for executive officers, including base salary, annual incentives, and long-term equity awards. The Committee evaluates executive performance against pre-established financial, operational, and strategic goals to ensure pay outcomes reflect performance. In addition, the Committee administers our equity and cash incentive plans, which are designed to promote long- and short-term value creation and encourage sustainable performance.
Role of the CEO
Our CEO provides performance evaluations and makes compensation recommendations for the other NEOs, based on their individual contributions and achievement of Company goals. These recommendations are reviewed and considered by the Compensation Committee as part of its annual compensation process.
Importantly, the CEO does not participate in any discussions or decisions regarding his own compensation, ensuring that all determinations related to the CEO’s pay are made independently by the Committee and
Board.
462026 Proxy Statement
Role of the Compensation Consultant
The Committee engages an independent compensation consultant to support its oversight of executive compensation. This consultant brings objective market data, peer comparisons, and expert advice on our compensation program design. In 2025, the independent compensation consultant, Korn Ferry, regularly attended Committee meetings and participated in discussions. They provided input on the structure of equity awards and the design of incentive plans, ensuring these programs are competitive and aligned with market practices. Additionally, the consultant assists the Committee with compliance matters and governance reviews, helping to ensure that all compensation decisions meet regulatory requirements and reflect best practices.
Peer Group
We evaluate executive compensation against a peer group of companies selected based on industry relevance, revenue, market capitalization, and talent competition. Our peer group includes companies in healthcare technology, SaaS, and related sectors. The Committee reviews the peer group annually and adjusts as needed. The peer group used for making 2025 compensation decisions included the following companies:

ACI Worldwide, Inc.	AspenTech Corporation*	Bentley Systems, Inc.	Bill Holdings, Inc.
Blackbaud, Inc.	BlackLine, Inc.	CCC Intelligent Solutions Holdings Inc.	Certara, Inc.
Clearwater Analytics Holdings, Inc.	Doximity, Inc.	EverCommerce Inc.	Evolent Health, Inc.
Guidewire Software, Inc.	HealthEquity, Inc.	PTC Inc.	Tyler Technologies, Inc.
Veeva Systems Inc.
*AspenTech was removed from our peer group to be used for 2026 compensation decisions due to its acquisition by
Emerson in March 2025.
Our strong positioning across key financial metrics in the peer group—revenue, market capitalization,
EBITDA, EBITDA margin, and TSR—reinforces the appropriateness of the selected peer group for compensation decisions. Our 2025 revenue places us near the median of the peer group, with profitability near the top quartile. Market capitalization has grown significantly post-IPO and sits above the peer group median.
TSR has been strong, with Waystar outperforming consensus expectations every quarter since our IPO in
2024 and beating all but two peer companies in one-year TSR. Our consistent EBITDA growth and EBITDA margin compare favorably to the peer group. These metrics validate the peer group’s comparability and underscore our leadership position, providing a solid foundation for compensation decisions that align executive rewards with stockholder value.
Stockholder Engagement
We value stockholder input and conduct regular outreach to understand investor perspectives. This year we are holding our first advisory vote on the frequency of future Say-on-Pay votes. Next year we will hold our first annual Say-on-Pay vote since becoming a public company. We are committed to considering the results of these votes as we make future executive compensation decisions. Incorporating stockholder feedback through Say-on-Pay is an important governance practice, and we intend to institute and maintain this process going forward. We believe ongoing engagement with our stockholders on compensation matters will help ensure our program remains aligned with their interests and best practices.
2026 Proxy Statement47
2025 COMPENSATION DECISIONS, PERFORMANCE
METRICS AND RESULTS
Base Salary
Base salaries for our NEOs are reviewed annually and adjusted as appropriate based on market data, individual performance, and internal equity considerations. Reviews further consider Company performance, any change in the NEO's position within our business, the scope of responsibilities, and any changes thereto.
In 2025, base salary levels were evaluated against peer practices and internal pay positioning, also considering competitiveness and retention. Effective April 1, 2025, all NEO base salaries increased as set forth in the table below:

Name	2024 Base Salary	2025 Base Salary	% Increase
Matthew J. Hawkins	$800,000	$840,000	5.0%
Steven M. Oreskovich	$430,000	$475,000	10.5%
T. Craig Bridge	$430,000	$475,000	10.5%
Christopher L. Schremser	$430,000	$475,000	10.5%
Eric L. (Ric) Sinclair III	$430,000	$475,000	10.5%
Annual Cash Incentive Measures and Payout
Our Annual Cash Incentive Plan is designed to motivate and reward our NEOs for delivering strong performance against annual financial and operational priorities. For 2025, the Compensation Committee again emphasized financial results that reflect the core drivers of Waystar’s growth, profitability, and long‑term value creation. The Committee selected revenue and adjusted EBITDA as the financial performance measures for the 2025 awards, which comprised 75% of our NEO Annual Cash Incentive opportunity. These metrics are widely recognized indicators of our scale and operational efficiency and align closely with the factors that investors and other stakeholders use to evaluate our performance on a quarterly and annual basis. The other 25% of the target under our Annual Cash Incentive Plan focused on ten
Management by Objectives (MBOs), which are more fully described below.
Payouts under the Annual Cash Incentive Plan are determined quantitatively based on a 37.5% weighting for revenue, a 37.5% weighting for adjusted EBITDA, and a 25% weighting for MBOs. For 2025, the target payout opportunity under the Annual Cash Incentive Plan was 110% of annual base salary for Messrs. Hawkins,
Oreskovich, Bridge, and Schremser, and 160% of annual base salary for Mr. Sinclair. In 2024, Mr. Sinclair was also eligible for a commission based on the estimated gross margin of 2024 bookings. For 2025, this commission was removed and Mr. Sinclair's total Annual Cash Incentive target was adjusted from 100% of his base salary in 2024 to 160% of his base salary in 2025. Threshold performance under the plan results in a payout equal to 50% of target, and maximum performance results in a payout equal to 150% of target for each of the revenue and adjusted EBITDA metrics. If threshold performance for a metric is not achieved, no payout is earned for that metric.
In establishing the 2025 performance goals, the Committee considered a range of business factors expected to influence Waystar’s operating environment during the year. These included anticipated healthcare market conditions, expected customer volume trends, capital requirements to support our business strategies and product roadmap, and the evolving macroeconomic environment. The Committee focused primarily on setting goals that align executive compensation with financial performance reflecting disciplined execution, sustainable growth, and stockholder value creation under the projected conditions for 2025.
The Committee selected threshold goals representing the minimum level of performance necessary for an
NEO to earn an annual incentive payout. Target goals were calibrated to reflect strong expected performance based on the Company’s operating plan, while maximum goals were set to represent exceptional execution and financial outcomes based on the business scenarios evaluated.
482026 Proxy Statement

Revenue Targets
Achievement Threshold as % of Plan	$M Equivalent	% Paid
—%	$0	—%
98.0%	$996	50%
98.4%	$1,000	60%
99.2%	$1,008	80%
100.0%	$1,016	100%
103.0%	$1,046	120%
104.5%	$1,062	140%
106.0%	$1,077	150%

Adjusted EBITDA Targets
Achievement Threshold as % of Plan	$M Equivalent	% Paid
—%	$0	—%
95.0%	$387	50%
96.0%	$391	60%
97.0%	$395	80%
100.0%	$407	100%
104.0%	$423	120%
106.5%	$433	140%
107.5%	$438	150%
The MBO component of the Annual Cash Incentive Plan was designed to reinforce execution against key strategic, operational, and organizational priorities. The MBOs, which are set forth in the table below, consist of quantitative targets aligned with the Company’s operational goals and milestones. Each MBO is monitored throughout the year through regular operating updates and formal quarterly reports by management to the
Chief Executive Officer and the Board, including in executive session.

2025 Management by Objectives
Gross Margin	Client Sat
Gross Attrition	Regrettable Turnover
Pricing	Platform stability - uptime
Solution Adoption Revenue Attainment	Product quality - defect res. SLA
Client NPS	Successfully launch new products
For 2025, the Company delivered financial performance that exceeded target levels under the Annual Cash
Incentive Plan for both the revenue and adjusted EBITDA metrics with actual revenue performance of $1.1 billion and actual adjusted EBITDA performance of $462.1 million. In determining the payout for the revenue and adjusted EBITDA metrics, the compensation committee used its discretion to exclude from the actual results of each metric a portion of the impact of Iodine results, which were not contemplated at the time of determination of target performance levels. MBO achievements resulted in a weighted average of 97%
achievement. Based on performance across all financial and MBO metrics, the Annual Cash Incentive Plan payout for each of our NEOs was 135% of target.
2025 Equity Awards
When setting the value of equity awards for our NEOs, the Compensation Committee considers our size and performance relative to peer companies, the scope and complexity of our NEOs’ roles, prevailing market practices, and recommendations provided by our independent compensation consultant. In 2025, each NEO was granted a long-term equity award of RSUs. Mr. Hawkins was granted an additional long-term equity award consisting of PSUs as further described below. The equity awards granted in 2025 were granted under, and subject to, the terms of our 2024 Equity Incentive Plan.
RSUs Granted in 2025
RSUs promote retention and align executives with stockholder interests by encouraging long-term ownership. These awards vest over multiple years, reinforcing continuity and leadership stability. RSUs also offer predictable value at grant and are less dilutive, supporting our ownership culture and managing stockholder dilution.
Time‑based RSUs granted to our NEOs on April 1, 2025 vest over four years, with 40% vesting in the third year and 60% vesting in the fourth year, subject to the terms of the applicable award agreements, including continued employment or service through the applicable vesting date. In setting the amount of each NEO’s
RSU award, the Compensation Committee considered recommendations and information provided by its independent compensation consultant, such as executives’ roles and responsibilities, retention and
2026 Proxy Statement49
leadership continuity considerations, liquidity‑related retention risks, and competitive market positioning, including that certain members of the executive leadership team were positioned below market median in long‑term incentive opportunity. The Committee determined that granting equity awards in 2025, rather than deferring until 2026, with a back‑weighted vesting schedule, appropriately balanced retention objectives with long‑term stockholder alignment. The number of RSUs granted to each NEO was determined by dividing the Committee‑approved grant value by the 20‑day volume‑weighted average trading price of the
Company’s common stock ending on the grant date.
PSUs Granted in 2025
PSUs are earned based on performance against financial goals and are designed to motivate executives to achieve strategic outcomes. PSUs vest based on our performance against outlined performance criteria, which is evaluated over a multi-year period. This structure supports our pay-for-performance philosophy and ties executive rewards directly to Company success.
Mr. Hawkins received a standalone PSU grant with vesting contingent on TSR percentile rank relative to a peer group consisting of all companies in the S&P SmallCap 600 Information Technology sector index over a four-year performance period beginning on April 1, 2025 and ending on April 1, 2029. Subject to the terms of the award agreement, between zero and 200% of the target number of PSUs will vest on a date on which the
Committee certifies the performance percentile ranking achieved (which certification will occur as soon as practicable, but in no event more than 60 days, following the end of the performance period), depending on our TSR percentile rank relative to a peer group, as follows:

Performance Percentile Ranking	Percentage of PSUs that Vest
Less than 30th percentile	0%
30th percentile	50%
Above 30th but below 55th percentile	Linear interpolation between 50% and 100%
55th percentile	100%
Above 55th but below 80th percentile	Linear interpolation between 100% and 200%
80th percentile or greater	200%
For granted PSUs, we will provide updates and summarize performance results in future proxy statements over the course of the applicable performance period.
OTHER BENEFITS AND COMPENSATION GOVERNANCE
This section outlines the compensation-related benefits and governance policies applicable to our NEOs.
Retirement Plan
We maintain a tax-qualified defined contribution 401(k) savings plan (the “401(k) Plan”), in which all employees, including our NEOs, are eligible to participate. The 401(k) Plan allows participants to contribute up to 75% of their compensation on a pre-tax basis (or on a post-tax basis, with respect to elective Roth deferrals)
into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue
Service. The 401(k) Plan also allows us to make employer-matching contributions. We have historically made employer-matching contributions of up to 50% of our employees’ elective deferrals, limited to the first 8% of each employee’s compensation. Participants are immediately fully vested in their own contributions to the
401(k) Plan. Participants vest in the matching contributions we make to their accounts after 3 years of service, at the rate of 33 1∕3% per year.
Other Executive Benefits
We provide limited perquisites to our executives that we believe to be fair and reasonable. These perquisites consist of travel vouchers or gift cards, spousal travel to employee incentive trips and executive (and spouse)
502026 Proxy Statement
physical examinations. We also provide reimbursement for taxes associated with these benefits. The amounts paid for 2025 pursuant to these arrangements are reported in the “All Other Compensation” column of the
Summary Compensation Table below.
Stock Ownership Guidelines
To further align the interests of our NEOs with those of our stockholders, our Board has adopted stock ownership guidelines requiring our Chief Executive Officer to hold Waystar common stock with a value equal to six times his annual base salary and each of our other NEOs to hold Waystar common stock with a value equal to three times his or her annual base salary. NEOs are expected to meet the applicable ownership requirement within five years of becoming subject to the guidelines. Shares held directly and certain vested and unvested equity awards count toward the ownership requirement. Compliance with the stock ownership guidelines is reviewed annually by the Compensation Committee.
Following the applicable transition period, until the applicable ownership level is achieved, NEOs subject to the guidelines are expected to retain not less than 50% of the net shares of Qualifying Stock (as defined in the stock ownership guidelines) acquired upon the vesting of equity awards, subject to limited exceptions. Once the applicable ownership level has been achieved, subject to limited exceptions, NEOs may not transfer shares of our common stock if such transfer would result in the NEO falling below the applicable ownership level. All of our NEOs are currently within the initial five‑year period to meet the stock ownership requirements.
Policies and Practices Related to the Grant of Certain Equity Awards
We do not have a formal policy that requires us to grant, or avoid granting, stock options, stock appreciation rights, or similar option-like instruments to our NEOs or other employees at certain times. We granted option awards to our executive officers and other employees in connection with our IPO, and since our IPO, we have only granted stock options in connection with non-NEO new hires, the timing of which has been tied to the employee's commencement of employment. As a result, in all cases since our IPO, the timing of stock option grants has occurred independent of the release of any material nonpublic information, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We anticipate that, in the event our Compensation Committee determines to make annual or other broad-based grants of stock options, stock appreciation rights, or similar option-like instruments in the future, it will consider whether to adopt such a policy at such time.
During 2025, we did not grant any stock options, stock appreciation rights, or similar option-like instruments to our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.
Compensation-Related Risk Assessment
Our Compensation Committee, with the assistance of our independent compensation consultant, has analyzed the potential risks arising from our compensation policies and practices, and has determined that there are no such risks that are reasonably likely to have a material adverse effect on us.
Tax Considerations
The Compensation Committee takes into consideration the tax implications of our executive compensation program, including with respect to the tax deductibility of compensation paid under Section 162(m) of the
Code. In the exercise of its business judgment, and in accordance with its compensation philosophy, the
Compensation Committee continues to have flexibility to award compensation that is not tax deductible if it determines that such award is in our stockholders’ best interests and is necessary to comply with contractual commitments, or to maintain flexibility needed to attract talent, promote retention or recognize and reward desired performance.
We do not provide and have no obligation to provide any NEO with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or
409A of the Code.
2026 Proxy Statement51
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the disclosures contained in this Compensation Discussion and Analysis. Based on this review and discussion, the Compensation
Committee recommended to the Board that the section entitled Compensation Discussion and Analysis be included in this Proxy Statement for the Annual Meeting.
Members of the Compensation Committee
Heidi Miller (Chair)
Sam Blaichman
Priscilla Hung
Vivian Riefberg
Ethan Waxman
522026 Proxy Statement
Executive Compensation Tables
SUMMARY COMPENSATION TABLE — 2025, 2024, 2023
The table below provides information regarding the total compensation paid to or earned by each of our
NEOs for each of the fiscal years ended December 31, 2025, 2024, and 2023.

Name and Principal Position	Year	Salary ($)	Option awards ($)	Stock awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Matthew J. Hawkins	2025	830,000	—	35,001,350	1,228,350	64,619	37,124,319
Chief Executive Officer	2024	800,000	17,349,946	10,750,000	994,437	50,480	29,944,863
	2023	771,458	—	—	712,828	59,011	1,543,297
Steven M. Oreskovich	2025	463,750	—	7,805,570	686,346	66,438	9,022,104
Chief Financial Officer
T. Craig Bridge	2025	463,750	—	9,756,999	686,346	44,237	10,951,332
Chief Transformation Officer	2024	430,000	5,358,880	3,271,720	534,510	59,428	9,654,538
	2023	412,000	—	—	380,733	14,337	807,070
Christopher L. Schremser	2025	463,750	—	9,756,999	686,346	65,530	10,972,625
Chief Technology Officer	2024	430,000	6,446,723	3,739,130	534,510	40,625	11,190,988
	2023	412,000	—	—	380,733	13,359	806,092
Eric L. (Ric) Sinclair III	2025	463,750	—	11,708,392	998,322	61,330	13,231,794
Chief Business Officer	2024	430,000	6,446,723	3,739,130	945,621	36,080	11,597,554
	2023	412,000	—	—	625,840	22,512	1,060,352
(1)The amounts reported represent the grant-date fair value of RSUs granted during the year covered, computed in accordance with Topic 718. For Mr. Hawkins, his 2025 amount also includes the grant-date fair value of PSUs granted during the year, computed in accordance with Topic 718. The grant-date fair value of this award (assuming the highest level of performance conditions) was $48,866,938. For additional information see the "Grants of Plan-Based Awards"
table. For a discussion of the assumptions made in the valuation of the PSUs, see Note 18 to our consolidated financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2025.
(2)The amounts reported represent the annual bonuses earned by each NEO under the Annual Cash Incentive Plan for
2025.
(3)The amounts reported in this column for 2025 represent the following for each NEO:
Mr. Hawkins:  employer matching contributions to our 401(k) plan ($6,833), perquisites consisting of travel vouchers or gift cards, spousal travel to employee incentive trips and executive (and spouse) physical examinations, and tax reimbursements related to executive gifts ($26,714).
Mr. Oreskovich: employer matching contributions to our 401(k) plan ($13,008), perquisites consisting of travel vouchers or gift cards, spousal travel to employee incentive trips and executive (and spouse) physical examinations, and tax reimbursements related to executive gifts ($27,855).
Mr. Bridge: employer matching contributions to our 401(k) plan ($14,000), perquisites consisting of travel vouchers or gift cards and spousal travel to employee incentive trips, and tax reimbursements related to executive gifts ($27,047).
Mr. Schremser: employer matching contributions to our 401(k) plan ($13,008), perquisites consisting of travel vouchers or gift cards and spousal travel to employee incentive trips, and tax reimbursements related to executive gifts ($27,629).
Mr. Sinclair: employer matching contributions to our 401(k) plan ($14,000), perquisites consisting of travel vouchers or gift cards and spousal travel to employee incentive trips, and tax reimbursements related to executive gifts ($27,855).
2026 Proxy Statement53
GRANTS OF PLAN-BASED AWARDS — 2025
The following table provides information regarding grants of plan-based awards made to our NEOs during the year ended December 31, 2025.

			Estimated future payouts under non- equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)(2)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Matthew J. Hawkins	Cash Incentive	—	479,325	913,000	1,255,375	—	—	—	—
	RSUs	05/09/25	—	—	—	—	—	—	264,131	10,567,881
	PSUs	05/09/25	—	—	—	198,099	396,197	792,394	—	24,433,469
Steven M. Oreskovich	Cash Incentive	—	267,816	510,125	701,422	—	—	—	—	—
	RSUs	04/01/25	—	—	—	—	—	—	211,304	7,805,570
T. Craig Bridge	Cash Incentive	—	267,816	510,125	701,422	—	—	—	—	—
	RSUs	04/01/25	—	—	—	—	—	—	264,131	9,756,999
Christopher L. Schremser	Cash Incentive	—	267,816	510,125	701,422	—	—	—	—	—
	RSUs	04/01/25	—	—	—	—	—	—	264,131	9,756,999
Eric L. (Ric) Sinclair III	Cash Incentive	—	389,550	742,000	1,020,250	—	—	—	—	—
	RSUs	04/01/25	—	—	—	—	—	—	316,957	11,708,392
(1)Represents awards that could be earned under our AIP. See the section entitled “2025 Compensation Decisions,
Performance Metrics and Results — Annual Cash Incentive Measures and Payout.”
(2)The grant date fair value for RSUs is calculated in accordance with FASB ASC 718 based on the closing price of our common stock on the date of grant. The grant date fair value for PSUs is calculated using a Monte-Carlo model for each award on the date of grant, determined under FASB ASC 718.
542026 Proxy Statement
OUTSTANDING EQUITY AWARDS — 2025
The following table provides information regarding outstanding equity awards held by our NEOs as of
December 31, 2025.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisab le	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Matthew J. Hawkins (1)	1,264,545	—	—	$4.14	11/1/2027
(1)	593,135	—	—	$4.14	11/1/2027
(2)	1,089,000	—	1,089,000	$16.53	10/23/2029
(2)	140,663	93,775	234,437	$33.06	8/16/2032
(3)	48,400	96,800	—	$37.20	5/1/2034
(3)	250,000	1,000,000	—	$21.50	6/6/2034
(4)						400,000	$13,100,000
(5)						264,131	$8,650,290
(6)								396,197	$12,975,452
Steven M. Oreskovich (1)	101,205	—	—	$4.14	9/17/2028
(2)	204,188	—	204,187	$16.53	10/23/2029
(2)	30,250	—	30,250	$18.19	8/9/2030
(2)	4,538	3,025	7,562	$33.06	8/16/2032
(3)	12,705	25,410	—	$37.20	5/1/2034
(3)	76,086	304,348	—	$21.50	6/6/2034
(4)						121,739	$3,986,952
(5)						211,304	$6,920,206
T. Craig Bridge (2)	65,542	—	196,625	$16.53	10/23/2029
(2)	45,375	—	45,375	$18.19	08/9/2030
(2)	20,873	13,915	34,787	$33.06	08/16/2032
(3)	16,133	32,267	—	$37.20	05/1/2034
(3)	76,086	304,348	—	$21.50	06/6/2034
(4)						121,739	$3,986,952
(5)						264,131	$8,650,290
Christopher L. Schremser (1)	68,994	—	—	$4.14	11/1/2027
(2)	294,938	—	294,937	$16.53	10/23/2029
(2)	90,750	—	90,750	$18.19	8/9/2030
(2)	20,873	13,915	34,787	$33.06	8/16/2032
(3)	24,200	48,400	—	$37.20	5/1/2034
(3)	86,956	347,826	—	$21.50	6/6/2034
(4)						139,131	$4,556,540
(5)						264,131	$8,650,290
Eric L. (Ric) Sinclair III (1)	38,804	—	—	$4.14	11/1/2027
(2)	294,938	—	294,937	$16.53	10/23/2029
(2)	90,750	—	90,750	$18.19	8/9/2030
(2)	20,873	13,915	34,787	$33.06	8/16/2032
(3)	24,200	48,400	—	$37.20	5/1/2034
(3)	—	434,782	—	$21.50	6/6/2034
(4)						139,131	$4,556,540
(5)						316,957	$10,380,341
2026 Proxy Statement55
(1)Represents substitute options granted under the Company's 2019 Stock Incentive Plan to the NEO in connection with the acquisition of the Company by investment vehicles affiliated with EQT, CPPIB, and Bain in 2019. On July 18, 2024, and April 28, 2025, Mr. Hawkins transferred 500,000 stock options and 250,000 stock options, respectively, to irrevocable trusts for which he serves as trustee. On August 1, 2025, Mr. Hawkins transferred 156,865 stock options from an irrevocable trust back to him directly.
(2)Represents time‑vesting and performance‑vesting stock options granted to the NEO under the Company’s 2019 Stock
Incentive Plan, with 50% subject to time‑based vesting and 50% subject to performance‑based vesting. The stock options have a ten‑year term and vest as follows:
Time‑vesting stock options. The time‑vesting stock options vest over five years, with 20% vesting on each of the first five anniversaries of the applicable grant date — which for the grants in the table above were October 23, 2019,
August 9, 2020, or August 16, 2022, subject to continued employment or service through each applicable vesting date; provided that, upon a change of control, all outstanding unvested time‑vesting stock options will vest in full immediately prior to the change of control.
Performance‑vesting stock options.  The performance‑vesting stock options begin to vest when and if investment vehicles affiliated with EQT, CPPIB, and Bain receive cash proceeds with respect to or in exchange for their equity securities of the Company equal to a 1.5× multiple on their collective investment, subject to the NEO’s continued
employment or service with us through the applicable measurement date. 100% of the performance‑vesting stock options vest when and if investment vehicles affiliated with EQT, CPPIB, and Bain receive cash proceeds with respect to or in exchange for their equity securities of the Company equal to a 2.5× multiple on their collective investment, subject to continued employment or service with us through the applicable measurement date. To the extent the investment vehicles affiliated with EQT, CPPIB, and Bain receive cash proceeds between a 1.5× and
2.5× multiple on their collective investment, the performance‑vesting stock options vest based on linear interpolation between these performance levels.
(3)Represents time‑vesting stock options granted to the NEO under the Company’s 2024 Equity Incentive Plan. These stock options have a ten‑year term and vest over five years, with 20% vesting on each of the first five anniversaries of the grant date, which was June 6, 2024, subject to the NEO’s continued employment or service with the Company through each applicable vesting date.
(4)Represents RSUs granted to the NEO under the Company’s 2024 Equity Incentive Plan on June 10, 2024. Subject to the
NEO’s continued employment or service with the Company through each applicable vesting date, these RSUs vest over five years, with 20% vesting on each of the first five anniversaries of the grant date.
(5)Represents RSUs granted to the NEO under the Company’s 2024 Equity Incentive Plan on May 9, 2025. Subject to the
NEO’s continued employment or service with the Company through each applicable vesting date, these RSUs vest over four years, with 40% vesting on the three-year anniversary of the grant date and 60% vesting on the four-year anniversary of the grant date.
(6)Represents unvested PSUs granted on May 9, 2025. These PSUs vest based on the Company’s TSR relative to a peer group over a four-year performance period ending April 1, 2029. The number of PSUs shown reflects the threshold number; actual shares earned may range from 0% to 200% of target based on performance. See “Compensation
Discussion and Analysis—2025 Equity Awards” for details.
(7)The dollar amounts shown in these columns are determined by multiplying the number of RSUs and PSUs reported by the closing price for our common stock on December 31, 2025, which was $32.75 per share.
562026 Proxy Statement
OPTION EXERCISES AND STOCK VESTED — 2025
The following table provides information regarding option exercises and stock vested for our NEOs during the year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($) (1)	Number of shares acquired on vesting (#)	Value realized on vesting ($) (2)
Matthew J. Hawkins	705,200	24,070,973	100,000	4,116,000
Steven M. Oreskovich	33,332	1,154,322	30,434	1,252,663
T. Craig Bridge	131,083	3,384,563	30,434	1,252,663
Christopher L. Schremser	86,230	2,830,405	34,782	1,431,627
Eric L. (Ric) Sinclair III	116,420	3,901,836	34,782	1,431,627
(1)All amounts reported represent the aggregate dollar amount realized upon exercise, calculated by multiplying (i) the number of shares exercised by (ii) the difference between the closing price of our common stock on the date of exercise and the exercise price of the option. No amounts were deferred or transferred for value.
(2)All amounts reported represent the aggregate dollar amount realized upon vesting of stock awards, calculated by multiplying the number of stock units that vested by the closing price of our common stock on the vesting date. All awards reported in this table vested on June 6, 2025, when the closing price of our common stock was $41.16 per share.
No amounts were deferred or transferred for value.
2026 Proxy Statement57
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE
IN CONTROL
This section provides an overview of the potential payments and benefits that may be provided to our NEOs in the event of a qualifying termination of employment or a change in control of the Company. Each of our
NEOs is party to an employment agreement and/or equity award agreements that contain specific provisions regarding severance, accelerated vesting of equity awards, and other benefits that may be triggered by certain qualifying events.
These agreements are designed to ensure continuity of leadership and to align the interests of our executives with those of our stockholders, particularly in the context of significant corporate transactions or organizational changes. The terms of these arrangements reflect market practices and are intended to provide our executives with appropriate financial protection while also safeguarding the Company’s interests.
Below, we outline the various scenarios under which payments and benefits may be provided, including involuntary termination without cause, resignation for good reason, termination due to death or disability, and termination in connection with a change in control. For each scenario, we describe the types of payments and benefits that may be triggered, such as cash severance, continued health benefits, and accelerated vesting of outstanding equity awards. The specific amounts and terms applicable to each NEO are detailed in the table and narrative footnotes following this section.
Involuntary Termination without Cause or Resignation for Good Reason
(Including in Connection with a Change in Control)
In the event of an involuntary termination without cause, or a resignation for good reason, our NEOs would be entitled to the following payments and benefits pursuant to their respective employment agreements:
+An amount equal to 1.5 times the sum of base salary and target bonus for Mr. Hawkins, and one times the sum of base salary and target bonus for all other NEOs, paid in equal monthly installments over 18 months for Mr. Hawkins and 12 months for all other NEOs (or, if such termination occurs within the 6 months prior to, on, or within 24 months following a change in control (CIC Qualified Termination), paid in a single lump sum within 5 days of such termination);
+Any earned but unpaid prior year annual incentive bonus, paid at the time annual bonuses are paid under the applicable incentive plan as if such NEO had remained employed;
+A pro-rated annual incentive bonus for the year of termination, based on actual performance (or target performance in the event of a CIC Qualified Termination), and payable at the time that annual bonuses are paid in accordance with the terms of the applicable plan as if such NEO remained employed; and
+If continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) is
timely elected,  a monthly cash payment equal to the employer portion of monthly group health insurance premiums, at active employee rates, for 18 months for Mr. Hawkins and 12 months for all other
NEOs following termination of employment or, if earlier, until the date on which such NEO is no longer eligible for COBRA coverage.
Any obligation to provide the severance payments and benefits described above are contingent upon the applicable NEO's (i) execution and non-revocation of a separation agreement containing a general release of claims and (ii) continued compliance with the provisions of any applicable employment agreement (including the restrictive covenants).
Termination Due to Death or Disability
In the event of a termination of employment due to death or disability, each NEO would be entitled to the following payments and benefits, consistent with the terms of the applicable employment agreements:
+Any earned but unpaid prior year annual incentive bonus, paid at the time annual bonuses are paid under the applicable incentive plan as if such NEO had remained employed;
582026 Proxy Statement
+A pro-rated annual incentive bonus for the year of termination, calculated using each NEOs target annual bonus, and prorated based on days worked during the year, payable within 30 days following the termination date; and
+If continued coverage under COBRA is timely elected, a monthly cash payment equal to the employer portion of monthly group health insurance premiums, at active employee rates, for 18 months for Mr.
Hawkins and 12 months for all other NEOs following termination of employment.
Treatment of Equity Awards
Upon a qualified termination (a termination by the Company without cause, resignation by the NEO for good reason, or due to death or disability), our NEOs generally receive consistent treatment across outstanding equity awards, with limited distinctions for certain legacy grants as described herein. For all NEOs, unvested time‑vesting stock options granted prior to June 6, 2024 typically remain outstanding and eligible to vest in full if a change in control occurs within three months following the qualified termination, after which any unvested portion is forfeited. Unvested performance‑vesting options granted prior to June 6, 2024 remain outstanding for the same three‑month post‑termination window and vest only to the extent performance conditions are satisfied on a measurement date occurring during that period; any portion not vesting during the window is forfeited. A limited exception applies to certain 2019 awards held by Mr. Hawkins, under which a pro‑rated portion of the next‑vesting tranche of his time‑vesting options vests immediately upon a qualified termination, and the remaining unvested time‑vesting and performance‑vesting options remain outstanding for a six‑month post‑termination window rather than three months.
For all stock options granted on June 6, 2024, unvested options fully vest upon a qualified termination occurring within the six months prior to, on, or within 24 months following a change in control. Outside that protection period, a pro‑rated portion of the next‑vesting tranche vests based on the portion of the relevant vesting period worked, and all remaining unvested options are forfeited. The RSUs granted on June 10, 2024 follow the same change in control protection structure and provide for: full vesting if the qualified termination occurs within the six months prior to, on, or within 24 months following a change in control, and pro‑rated vesting of the next tranche only (with forfeiture of the balance) if the qualified termination occurs outside that window. With respect to the PSUs granted to Mr. Hawkins in 2025, if Mr. Hawkins experiences a qualifying termination during the performance period, he will remain eligible to earn a pro-rata portion of the PSUs based on actual performance over the full performance period and the portion of the performance period he was employed.
Finally, with respect to options granted under our 2019 Stock Incentive Plan, if a change in control occurs while an NEO remains employed, all unvested time‑vesting options held by such NEO vest in full immediately prior to the change in control, while unvested performance‑vesting options that have not satisfied the applicable performance conditions at or before the change in control (or before EQT, CPPIB, and Bain collective ownership falls below 10%) are forfeited at that time.
Restrictive Covenants
The employment agreements for our NEOs each contain restrictive covenants, including confidentiality of information, assignment of intellectual property, non-competition, employee no-hire, employee and independent contractor non-solicitation, and client, customer, or business partner non-solicitation covenants.
In addition, the employment agreements for all NEOs except Mr. Hawkins include non-disparagement covenants. The confidentiality covenants (and non-disparagement covenants, where applicable) have an indefinite term for all NEOs. The non-competition and non-solicitation covenants are effective during each
NEO's employment and, in the case of Mr. Hawkins, continue until the 18-month anniversary of termination of employment for any reason, and for all other NEOs remain in effect until the 12-month anniversary of termination of employment for any reason.
2026 Proxy Statement59
The following table provides the potential payments that could be made to our NEOs upon termination or a change in control as if each such event occurred as of December 31, 2025.

Name	Provision	Termination without Cause or by the Executive for Good Reason ($)	Termination due to Death or Disability ($)	Termination in connection with a Change in Control($)
Matthew J. Hawkins	Cash Severance	2,646,000	—	2,646,000
	Continuation of Benefits	48,275	48,275	48,275
	Non-equity incentive plan compensation	1,228,350	1,228,350	913,000
	Treatment of RSUs and PSUs	6,735,103	6,735,103	21,750,290
	Treatment of Stock Options	11,136,231	11,136,231	19,573,731
Steven M. Oreskovich	Cash Severance	997,500	—	997,500
	Continuation of Benefits	32,184	32,184	32,184
	Non-equity incentive plan compensation	686,346	686,346	510,125
	Treatment of RSUs	3,764,842	3,764,842	10,907,158
	Treatment of Stock Options	2,624,220	2,624,220	5,192,156
T. Craig Bridge	Cash Severance	997,500	—	997,500
	Continuation of Benefits	32,184	32,184	32,184
	Non-equity incentive plan compensation	686,346	686,346	510,125
	Treatment of RSUs	4,456,849	4,456,849	12,637,243
	Treatment of Stock Options	2,670,197	2,670,197	5,238,133
Christopher L. Schremser	Cash Severance	997,500	—	997,500
	Continuation of Benefits	32,184	32,184	32,184
	Non-equity incentive plan compensation	686,346	686,346	510,125
	Treatment of RSUs	4,599,246	4,599,246	13,206,831
	Treatment of Stock Options	3,855,250	3,855,250	6,790,038
Eric L. (Ric) Sinclair III	Cash Severance	1,235,000	—	1,235,000
	Continuation of Benefits	32,184	32,184	32,184
	Non-equity incentive plan compensation	998,322	998,322	742,000
	Treatment of RSUs	5,291,287	5,291,287	14,936,882
	Treatment of Stock Options	3,855,250	3,855,250	6,790,038
602026 Proxy Statement
PAY VERSUS PERFORMANCE — 2025, 2024, 2023
This pay versus performance section is presented in accordance with Regulation S-K requirements. It provides a summary of the relationship between compensation actually paid to our NEOs and our financial and stockholder return performance. The following disclosures highlight both the required and Company-
selected metrics, illustrating how executive pay outcomes align with our performance results and compensation philosophy. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of initial fixed $100 investment based on:(4)
Year	Summary compensation table total for PEO(1) ($)	Compensation actually paid to PEO(1),(2),(3) ($)	Average summary compensation table total for non-PEO named executive officers(1) ($)	Average compensation actually paid to non-PEO named executive officers(1),(2),(3) ($)	Total shareholder return ($)	Peer group total shareholder return ($)	Net income ($ Millions)	Revenue(5) ($ Millions)
2025	37,124,318	18,676,673	11,044,463	7,778,152	158.21	123.55	112.1	1,099.3
2024	29,944,863	55,359,989	11,394,271	20,001,101	177.29	103.76	-19.1	943.5
(1)Mr. Hawkins was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for 2024 were
Christopher L. Schremser and Eric (Ric) Sinclair III; for 2025, the Non-PEO NEOs were Steven M. Oreskovich, T. Craig
Bridge, Christopher L. Schremser, and Eric (Ric) Sinclair III.
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of
Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total for the applicable year with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO
NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table for the applicable year.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	37,124,318	(35,001,350)	16,553,705	18,676,673
2024	29,944,863	(28,099,946)	53,515,072	55,359,989

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	11,044,463	(9,756,990)	6,490,679	7,778,152
2024	11,394,271	(10,185,853)	18,792,683	20,001,101
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2025	23,339,655	(7,574,504)	—	788,554	—	—	16,553,705
2024	50,532,677	1,974,938	—	1,007,457	—	—	53,515,072
2026 Proxy Statement61

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non- PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	8,650,282	(2,402,976)	—	243,373	—	—	6,490,679
2024	17,961,862	562,950	—	267,871	—	—	18,792,683
(4)The Peer Group TSR set forth in this table utilizes the S&P 600 Information Technology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting June 7, 2024, through the end of the listed year in the Company and in the S&P 600 Information Technology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025. We may determine a different financial performance measure to be the most important financial performance measure in future years.
Relationship Between Compensation Actually Paid and our Total Shareholder
Return
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, the cumulative TSR over the two most recently completed fiscal years for the Company, and the S&P 600 Information Technology Index TSR over the same period.
622026 Proxy Statement
Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the two most recently completed fiscal years.
Relationship Between Compensation Actually Paid and Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Revenue during the two most recently completed fiscal years.
Financial Performance Measures
The following comprise an unranked list of the most important financial performance measures used by us to connect compensation actually paid to our PEO and Non-PEO NEOs to our performance:
+Revenue
+Adjusted EBITDA
+Relative Total Shareholder Return
Security
Ownership
This section summarizes the security and beneficial ownership of our directors, executive officers, and principal stockholders, as shown in the beneficial ownership table. It also discloses material related party transactions and outlines our equity compensation plans, including the types and amounts of equity awards available. These disclosures promote transparency, highlight potential conflicts of interest, and demonstrate how equity incentives align management and
stockholder interests.
642026 Proxy Statement
Security Ownership of Certain Beneficial Owners
and Management
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of the common stock of Waystar Holding Corp. as of April 10, 2026.
All percentages in the table are based on 191,812,891 shares of common stock outstanding as of April 10, 2026.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise noted in the footnotes to the table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Waystar
Holding Corp., 1550 Digital Drive, #300, Lehi, Utah 84043.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Shares of Common Stock Outstanding
Greater than 5% Stockholders:
EQT(1)	24,879,437	13.0%
CPPIB(2)	19,025,452	9.9%
BlackRock, Inc.(3)	15,925,871	8.3%
FMR LLC(4)	13,949,109	7.3%
Bain(5)	13,243,539	6.9%
Advent(6)	11,059,899	5.8%
Named Executive Officers, Directors, and Director Nominees:
Matthew J. Hawkins(7)	3,803,307	1.9%
Steven M. Oreskovich(8)	573,172	*
T. Craig Bridge(9)	548,158	*
Christopher L. Schremser(10)	738,739	*
Eric L. (Ric) Sinclair III(11)	522,385	*
John Driscoll(12)	318,061	*
Samuel Blaichman(13)	—	—
Robert A. DeMichiei(14)	108,251	*
Aashima Gupta(15)	5,134	*
Priscilla Hung(16)	21,266	*
Eric. C. Liu(17)	—	—
Heidi G. Miller(18)	86,959	*
Paul G. Moskowitz(19)	—	—
Vivian E. Riefberg(20)	21,268	*
Michael Roman(21)	5,134	*
Lauren Young(22)	—	*
Ethan Waxman(23)	—	—
All current directors, director nominees, executive officers as a group (19 persons)(24)	6,751,834	3.5%
*less than 1%
2026 Proxy Statement65
(1)Based on a Schedule 13G/A filed with the SEC on November 7, 2025, by Derby LuxCo S.à r.l. (Derby LuxCo). Several
investment vehicles collectively make up the fund known as "EQT VIII." EQT VIII owns 100% of the membership interests in Derby. EFMS has exclusive responsibility for the management and control of the business and affairs of investment vehicles which constitute the majority of the total commitments to EQT VIII. EFMS is overseen by a board of not less than three individuals that acts by majority approval. The registered address of EFMS and Derby LuxCo is
51A, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg.
(2)Based on a Schedule 13G/A filed with the SEC on November 13, 2025, by CPPIB, through its wholly-owned subsidiary
CPP Investment Board Private Holdings (4) Inc. Investment and voting power with regard to shares held by CPP
Investment Board Private Holdings (4) Inc. rests with CPPIB. John Graham is the President and Chief Executive Officer
of CPPIB and, in such capacity, may be deemed to have voting and dispositive power with respect to the shares of common stock beneficially owned by CPPIB. Mr. Graham disclaims beneficial ownership over any such shares. The address of CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.
(3)Based on a Schedule 13G filed with the SEC on October 17, 2025 by BlackRock, Inc. BlackRock, Inc. indicates that it has sole voting power with respect to 15,729,490 shares of Waystar Holding Corp. common stock, and sole dispositive power with respect to all shares beneficially owned. The address of BlackRock, Inc. is 50 Hudson Yards New York, NY
10001.
(4)Based on a Schedule 13G filed with the SEC on February 5, 2026 by FMR LLC. FMR LLC indicates that it has sole voting power with respect to 0 shares of Waystar Holding Corp. common stock, and sole dispositive power with respect to all shares beneficially owned. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(5)Based on a Schedule 13G/A jointly filed with the SEC on November 14, 2025, by BCPE Derby Investor, LP (BCPE Derby)
and BCPE Derby (DE) SPV, LP (BCPE Derby SPV). Consists of 1,913,839 shares of common stock held directly by BCPE
Derby and 11,329,700 shares of common stock held directly by BCPE Derby SPV. Bain Capital Investors, LLC (BCI) is the
manager of Bain Capital Partners XI, LP, which is the general partner of Bain Capital Fund XI, LP (Fund XI). Fund XI is the (i) sole member of BCPE Derby GP, LLC, which is the general partner of BCPE Derby and (ii) sole member of BCPE
Derby (DE) SPV, LLC, which is the general partner of BCPE Derby SPV. As a result, BCI may be deemed to share voting and dispositive power with respect to the shares held by BCPE Derby and BCPE Derby SPV. Voting and investment decisions with respect to securities held BCPE Derby and BCPE Derby SPV are made by the partners of BCI, of whom there are three or more and none of whom individually has the power to direct such decisions. The address of BCPE
Derby and BCPE Derby SPV is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116.
(6)Based on a Schedule 13D filed with the SEC on October 3, 2025 by Advent International, LP representing the following entities, all of whom together are referred to as the "Advent Reporting Persons" in Advent's Schedule 13D: Advent
International, L.P. (f/k/a Advent International Corporation), a Delaware limited partnership (Advent LP), Advent
International GP, LLC, a Delaware limited liability company (Advent GP LLC), AIO Holdings L.P., a Delaware limited partnership (AIO). Advent indicates that it has sole voting power with respect to 0 shares of Waystar Holding Corp.
common stock, shared voting power over 11,059,899 shares of Waystar Holding Corp. common stock, and shared dispositive power with respect to all shares beneficially owned. The address of the Advent Reporting Persons is c/o
Advent International, L.P., Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069.
(7)Consists of 100,000 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 3,703,307 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026,  593,135  of which were held by an irrevocable trust for which Mr. Hawkins serves as trustee and 3,110,172 of which were held directly by Mr.
Hawkins.
(8)Oreskovich - Consists of 30,435 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and
521,268 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
(9)Bridge - Consists of 30,435  shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 320,238 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
(10)Schremser - Consists of 34,783 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and
703,956 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
(11)Sinclair - Consists of  522,385 shares issuable upon the exercise of options exercisable within 60 days following April 10,
2026.
(12)Driscoll - Includes 5,134 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 241,999 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
(13)The address of Mr. Blaichman is c/o CPPIB, One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.
(14)DeMichiei - Includes 5,134 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 80,050 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
(15)Gupta - Consists of 5,134 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026.
(16)Hung - Consists of 5,134 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 16,132 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
(17)The address of Mr. Liu is c/o EQT Partners, 1114 Avenue of the Americas, 45th Floor, New York, New York 10036.
(18)Miller - Includes 5,134 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 64,040 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
662026 Proxy Statement
(19)The address of Mr. Moskowitz is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, Massachusetts 02116.
(20)Riefberg - Consists of 5,134 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 16,134 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
(21)Roman - Consists of 5,134 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026.
(22)The address of Ms. Young is c/o Advent International, L.P., Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA
02199-8069.
(23)The address of Mr. Waxman is c/o EQT Partners, 1114 Avenue of the Americas, 45th Floor, New York, New York 10036.
(24)Includes 291,297 shares issuable upon the vesting of RSUs within 60 days following April 10, 2026 and 6,349,335 shares issuable upon the exercise of options exercisable within 60 days following April 10, 2026.
As of April 10, 2026 none of our current executive officers or directors has pledged any of our shares.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, officers, and beneficial owners of more than 10% of any class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC, and to provide copies to the Company. Based solely on its review of these reports, the Company believes that all such filing requirements were met for the year ended December 31, 2025, except that two late reports were filed for Melissa (Missy) Miller (inadvertently omitted the reporting of an option exercise and late reporting of shares of common stock withheld to pay taxes upon vesting of options);
and with one transaction not reported on a timely basis; and one late report for each of Kimberly Wittman,
Eric (Ric) Sinclair III, T. Craig Bridge, Steven M. Oreskovich, Christopher L. Schremser, and Matthew J. Hawkins
(late reporting of shares of common stock withheld to pay taxes upon vesting of options).
2026 Proxy Statement67
Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans as of December 31, 2025.
All outstanding awards relate to our common stock.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders	18,608,528	(1)	$14.07	(2)	8,452,846	(3)
Equity Compensation Plans Not Approved by Stockholders	—		—		—
Total	18,608,528		$15.60		8,452,846
____________________
(1)Consists of (a) 396,197 PSUs, 4,220,158 RSUs and 3,211,887 stock options issued under the 2024 Equity Incentive Plan and
(b) 10,780,286 stock options issued under the 2019 Stock Incentive Plan. No new awards can be made under the 2019
Stock Incentive Plan following the adoption of the 2024 Equity Incentive Plan. Our PSUs and certain of our stock options are subject to performance- and/or market-based vesting conditions and the numbers included in the table above reflects the maximum number of shares that may be issued if all applicable performance- and market-based vesting conditions are satisfied.
(2)As of December 31, 2025, the weighted-average exercise price of outstanding options under the 2019 Stock Incentive
Plan was $17.69 and under the 2024 Equity Incentive Plan was $22.13. The calculation does not take into account shares of common stock subject to outstanding RSUs or PSUs, which do not have an exercise price.
(3)Represents 3,212,388 shares available for future issuance under our 2024 Employee Stock Purchase Plan (ESPP) and
5,240,458 shares available for future issuance under our 2024 Equity Incentive Plan. On the first day of each fiscal year beginning in fiscal year 2025, the 2024 Equity Incentive Plan provides for an annual automatic increase of the shares reserved for issuance thereunder in an amount equal to the lesser of (i) the positive difference, if any, between (x) 5.0%
of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the plan share reserve on the last day of the immediately preceding fiscal year and (ii) the number of shares of our common stock as determined by our Board, provided, however, that this automatic share reserve increase shall not apply following the tenth (10th) anniversary of the effective date of the 2024 Equity Incentive Plan. On the first day of each fiscal year beginning in fiscal year 2025, the ESPP provides for an annual automatic increase of the shares reserved for issuance thereunder in an amount equal to the lesser of (i) the positive difference, if any, between (x) 1.0% of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the plan share reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our
Board.
682026 Proxy Statement
Certain Relationships and Related-Party
Transactions
Registration Rights Agreement
We are party to an amended and restated registration rights agreement, dated as of June 10, 2024, with EQT,
CPPIB, Bain, and certain equity holders, including members of management. Advent joined as a party to the amended and restated registration rights agreement on July 23, 2025, agreeing to be bound by and comply with the provisions applicable to a Holder and Institutional Investor thereunder, with certain listed exceptions provided in the joinder agreement.
The amended and restated registration rights agreement contains provisions that entitle EQT, CPPIB, Bain, and the other stockholder parties thereto, including members of management, to certain rights to have their securities registered by us under the Securities Act. EQT is entitled to an unlimited number of “demand”
registrations and CPPIB and Bain are each entitled to three “demand” registrations, subject to certain limitations. Certain stockholders are also entitled to customary “piggyback” registration rights. In addition, the amended and restated registration rights agreement provides that we will pay certain expenses of the stockholder parties relating to such registrations and indemnify them against certain liabilities which may arise under the Securities Act.
Stockholders Agreement
We are party to the Stockholders Agreement, dated as of June 10, 2024, and amended July 23, 2025, with EQT,
CPPIB, Bain, and certain equity holders, including members of management.
The Stockholders Agreement initially provided that our Board would consist of 10 members, however, effective as of July 23, 2025, the Stockholders Agreement was amended to provide that for so long as the
Advent Stockholder (or any of its permitted transferees) has the right to nominate a director pursuant to the
Stockholder and Lockup Agreement dated July 23, 2025 the total number of members is expanded by one to not more than 13 directors. Pursuant to the Stockholders Agreement, EQT will have the right to nominate to our Board (i) two nominees for so long as EQT beneficially owns 25% or greater of our then-outstanding common stock, and (ii) one nominee for so long as EQT beneficially owns 5% or greater, but less than 25% of our then-outstanding common stock. CPPIB will have the right to nominate to our Board one nominee for so long as CPPIB beneficially owns 5% or greater of our then-outstanding common stock. Bain will have the right to nominate to our Board one nominee for so long as Bain beneficially owns 5% or greater of our then-
outstanding common stock. EQT will have the right to designate the chairperson of our Board for so long as it beneficially owns at least 20% of our then-outstanding common stock, with the consent of CPPIB (not to be unreasonably withheld). For so long as CPPIB beneficially owns 10% or greater of our then-outstanding common stock, CPPIB will have the right to appoint one non-voting Board observer, who will have the right to attend all meetings in a non-voting, observer capacity. In addition, our Board is divided into three classes and serve staggered, three year terms until the second annual meeting of stockholders after the date on which EQT, CPPIB, and Bain collectively own less than 15% in voting power of the then-outstanding shares of stock of our Company entitled to vote generally in the election of directors, after which the Board will no longer be divided into three classes. Furthermore, if any representatives of EQT serve on any boards or committees of our subsidiaries, CPPIB and Bain will have an equivalent right such that the Board of such subsidiary or committee thereof reflects, to the maximum extent possible, the composition of our Board and its committees as required under the Stockholders Agreement. Under the Stockholder and Lockup
Agreement, Advent will have the right to nominate to our Board one nominee for so long as Advent beneficially owns at least 5% of our then-outstanding common stock.
Subject to applicable laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee, the Stockholders Agreement and our Certificate of
Incorporation provide that for so long as EQT, CPPIB, and Bain collectively beneficially own 5% or greater of our then- outstanding common stock, (i) the Bain director nominee will be appointed to serve on the Audit
Committee, (ii) the CPPIB director nominee and one EQT director nominee will be appointed to serve on the
Compensation Committee, and (iii) the CPPIB director nominee and one EQT director nominee will be appointed to serve on the Nominating and Corporate Governance Committee.
2026 Proxy Statement69
Pursuant to the Stockholders Agreement, we will include the EQT, CPPIB, and Bain nominees on the slate that is included in our proxy statements relating to the election of directors of the class to which such persons belong, subject to the ownership thresholds described above. In addition, pursuant to the Stockholders
Agreement, EQT, CPPIB, and Bain will agree, severally and not jointly, with the Company to vote in favor of the
Company slate that is included in our proxy statements.
In the event that an EQT, CPPIB, or Bain nominee ceases to serve as a director for any reason (other than the failure of our stockholders to elect such individual as a director), EQT, CPPIB, or Bain, as applicable, will be entitled to appoint another nominee to fill the resulting vacancy. Advent has the right to nominate to the
Board a director to fill any vacancy created by reason of death, removal, or resignation of their Advent nominee.
First Lien Credit Facility
Affiliates of Bain and CPPIB are lenders under our First Lien Credit Facility. For the year ended December 31,
2025, the largest aggregate amount of principal outstanding that was owed to Bain under the First Lien
Credit Facility was $60.9 million, which bore interest at a rate of 2.00% per annum above the SOFR rate, and the Company paid $0.5 million in principal and $3.3 million in interest. As of December 31, 2025, $60.9 million in aggregate principal amount of term loans under the First Lien Credit Facility that was owed to Bain remained outstanding.
For the year ended December 31, 2025, the largest aggregate amount of principal outstanding that was owed to CPPIB under the First Lien Credit Facility was $4.0 million, which bore interest at a rate of 2.00% per annum above the SOFR rate, and the Company paid $0.1 million in principal and $0.2 million in interest. As of
December 31, 2025, $4.0 million in aggregate principal amount of term loans under the First Lien Credit
Facility that was owed to CPPIB remained outstanding.
Other Related Party Transactions
We have entered into commercial transactions in the ordinary course of business with companies in which
Bain and CPPIB have ownership interests:
+Aveanna Healthcare, LLC, Surgery Partners Holdings LLC, Athena Therapy, US Renal Care, AccentCare,
and Definitive Healthcare are our clients to whom we provide software solutions. Bain beneficially owns greater than 10% of each of Aveanna Healthcare, LLC, Surgery Partners Holdings LLC, Athena Therapy,
and US Renal Care. We received approximately $0.4 million from Aveanna Healthcare, LLC for the year ended December 31, 2025. We received approximately $1.3 million from Surgery Partners Holdings LLC for the year ended December 31, 2025. We received approximately $0.1 million from Athena Therapy for the year ended December 31, 2025. We received approximately $0.8 million from US Renal Care for the year ended December 31, 2025. After the Iodine acquisition on October 1, 2025, Advent has an ownership interest in us and beneficially owns greater than 10% of AccentCare and Definitive Healthcare. We received approximately $0.4 million from AccentCare for the year ended December 31, 2025 subsequent to the Iodine acquisition. We received approximately $0.4 million from Definitive Healthcare for the year ended December 31, 2025 subsequent to the Iodine acquisition.
+Rocket Software, Fidelity Information Services, CitrusTech, and Definitive Healthcare are vendors that provide us with software solutions. Bain beneficially owns greater than 10% of each of Rocket Software,
Fidelity Information Services, and Citrus Tech. We paid approximately $0.4 million to Rocket Software for the year ended December 31, 2025. We paid approximately $1.9 million to Fidelity Information Services for the year ended December 31, 2025. We paid approximately $0.3 million to Citrus Tech for the year ended
December 31, 2025. After the Iodine acquisition on October 1, 2025, Advent has an ownership interest in us and beneficially owns greater than 10% of Definitive Healthcare. We paid approximately $0.1 million to
Definitive Healthcare for the year ended December 31, 2025 subsequent to the Iodine acquisition.
702026 Proxy Statement
Indemnification of Directors and Officers
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our amended and restated bylaws, provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the DGCL from and against all loss and liability suffered and expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding. Additionally, we have agreed to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.
Related Persons Transaction Policy
Our Board has adopted a written policy on transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that all “related persons” (as defined in paragraph (a) of Item
404 of Regulation S-K) must promptly disclose to our Chief Legal Officer any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of
Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our Chief Legal Officer will communicate that information to our Board or to a duly authorized committee thereof, who are responsible for applying the related person policy and procedures.
Our related person policy provides that no related person transaction entered into following the completion of our initial public offering will be executed without the approval or ratification of our Board or a duly authorized committee thereof. It is our policy that any directors interested in a related person transaction must recuse themselves from any vote on a related person transaction in which they have an interest.
Proposals
This section summarizes the three proposals to be voted on at this year’s Annual Meeting: (1) the election of four Class II directors, (2) the ratification of our independent registered public accounting firm, and
(3) an advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers. Each proposal is designed to support effective governance, transparency, and alignment with stockholder interests.
722026 Proxy Statement
Proposal 1: Elect Four Class II Directors
Our Certificate of Incorporation provides that, subject to the right of holders of any series of preferred stock, our Board will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, and with the directors serving staggered three-year terms. Only one class of directors is elected at each annual meeting of stockholders. As a result, approximately one-third of our Board will be elected each year.
The Board has nominated the following individuals for election as Class II directors to serve on our Board until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified. All nominees are current directors of the Company.
Class II Director Nominees

Name	Age	Independent	Director Since	Committee Memberships
Robert A. DeMichiei	61	Yes	2020	Audit (Chair)
John Driscoll	66	Yes	2019	Nominating & Corporate Governance
Paul G. Moskowitz	39	Yes	2019	None
Lauren Young	40	Yes	2025	None
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of each of the Board's Class II Director nominees. If, for any reason, at the time of election any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for a substitute nominee, who would be recommended by our Board. Our Board, however, has no reason to believe that any of the nominees will be unable to serve as a director.
Required Vote
Waystar has a plurality voting standard for the election of directors. Elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Under this voting standard, once a quorum has been established, the nominees who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that the four nominees receiving the highest number of votes at the 2026 Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes that are “WITHHELD” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.
RECOMMENDATION
Our Board recommends that stockholders vote “FOR” all of the nominees named above.
732026 Proxy Statement
Proposal 2: Ratify Appointment of Independent
Registered Public Accounting Firm
The Audit Committee of our Board appointed KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. During 2025,
KPMG LLP served as our independent accountant and reported on our consolidated financial statements for that year. KPMG LLP has been our independent auditor at all times since 2021.
The Audit Committee periodically considers whether to rotate our independent auditor in order to assure continuing auditor independence. The Board and the members of the Audit Committee believe that the continued retention of KPMG LLP as the Company’s independent auditor in fiscal year 2026 is in the best interests of the Company and its stockholders.
We expect that representatives of KPMG LLP will attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification is not required, the appointment of KPMG LLP is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders’ opinions, which the Audit
Committee will take into consideration in future deliberations. If KPMG LLP’s selection is not ratified at the
Annual Meeting, the Audit Committee will consider the engagement of other independent accountants. The
Audit Committee may terminate KPMG LLP’s engagement as our independent accountant without the approval of our stockholders whenever the Audit Committee deems termination appropriate.
Required Vote
Approval of this Proposal 2 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote thereon at our 2026 Annual Meeting. A vote to “ABSTAIN” will count as “present” for purposes of this proposal and so will have the same effect as a vote “AGAINST” this proposal. In the absence of instructions, your broker, bank or other nominee may vote your shares on this proposal. For more information, see “General Information about the Annual Meeting.”
RECOMMENDATION
Our Board recommends that stockholders vote “FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
742026 Proxy Statement
Audit and Other Fees
The following table shows the fees for audit and other services provided by KPMG LLP for the fiscal years ended December 31, 2025 and 2024 (in thousands):

Fees	Fiscal 2025	Fiscal 2024
Audit Fees	$3,120	$1,919
Audit-Related Fees	51	61
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$3,171	$1,980
A description of the types of services provided in each category is as follows:
Audit Fees — Include the aggregate fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.
Audit-Related Fees — Includes fees for professional services that are reasonably related to the performance of the audit or review of our financial statements not reported as “Audit Fees.” This category includes fees for services provided in connection with preparation for our IPO and compliance with the Sarbanes-Oxley Act of
2002.
Tax Fees and All Other Fees — KPMG LLP and its affiliates did not provide any services to us in these categories during 2025 and 2024.
Audit Committee Pre-Approval Process
Under our Audit Committee’s charter, the Audit Committee must pre-approve all audit and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals shall be presented to the full
Committee at its next scheduled meeting. Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of fees paid by the Company to its registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.
All of the services provided by KPMG LLP described above were approved by our Audit Committee.
2026 Proxy Statement75
Audit Committee Report
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended
December 31, 2025, with our management and KPMG LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States.
The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable standards of the PCAOB and the SEC and has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with KPMG
LLP their independence.
Based on its reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 for filing with the SEC.
Audit Committee
Robert DeMichiei (Chair)
Aashima Gupta
Priscilla Hung
Vivian Riefberg
Michael Roman
Notwithstanding any statement in any of our filings with the SEC that might be deemed to incorporate part or all of any filings with the SEC by reference, including this Proxy Statement, the foregoing Audit Committee Report is not incorporated into any such filings.
762026 Proxy Statement
Proposal 3: Frequency of Future Advisory Votes
to Approve the Compensation of our Named
Executive Officers
The Board is asking stockholders to indicate, on a non-binding advisory basis, how often the Company should hold future advisory votes to approve the compensation of our Named Executive Officers. This advisory vote on frequency of future Say-on-Pay votes is required under Section 14A of the Securities Exchange Act of 1934, and must take place at least once every six years.
Stockholders may vote to hold Say-on-Pay votes: every year, every two years, or every three years.
Stockholders may also abstain from voting.
After careful consideration of the alternatives, the Board believes that an annual advisory vote to approve executive compensation is the most appropriate option because it provides regular feedback from stockholders, aligns with prevailing corporate governance best practices, and enhances accountability and transparency.
Required Vote
Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote thereon at our 2026 Annual
Meeting. A vote to “ABSTAIN” will count as “present” for purposes of this proposal and thus will negatively impact the ability of “ONE YEAR,” “TWO YEARS,” or “THREE YEARS” to receive the required majority. Although this vote is advisory and will not be binding on the Board, the Board will consider the outcome when determining the frequency of future Say-on-Pay votes. In the event no option receives the required majority, the Board will still consider the voting results when making its determination regarding how frequently to hold future Say-on-Pay votes.
BOARD RECOMMENDATION
The Board unanimously recommends that stockholders vote for “ONE YEAR” as the recommended frequency of future Say-on-Pay votes.
Other Information
This section provides key details about the Annual Meeting, including how to attend and vote, important dates, procedures for submitting questions, and answers to common stockholder inquiries regarding participation and proxy voting.
782026 Proxy Statement
General Information about the Annual Meeting
How to attend the Annual Meeting
We will be hosting the Annual Meeting live via the internet on June 1, 2026 at 10:00 a.m. (Mountain Time). You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/WAY2026. You will be able to attend the Annual Meeting from any location with internet connectivity. You will not be able to attend the
Annual Meeting in person. If you are a stockholder of record, you will require the 16-digit control number included on your proxy card to gain admission to the Annual Meeting. If you are a beneficial owner, you will require the 16-digit control number included on your voting instruction form to gain admission to the Annual
Meeting, and you should contact your broker, bank or other nominee for assistance if you are unable to locate your 16-digit control number.
Voting in advance of the meeting will not affect your right to attend the Annual Meeting and, if desired, to change your vote during the Annual Meeting. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will receive instructions from such broker, bank or other nominee that you must follow in order to have your shares of common stock voted in advance of the meeting.
Stockholders may submit questions and comments before and during the meeting. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure will be posted on the virtual meeting web portal. To the extent time doesn’t allow us to answer all of the appropriately submitted questions, we will answer them in writing on the
Investor Relations page on our website at investors.waystar.com, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
The Annual Meeting webcast will begin promptly at 10:00 a.m. (Mountain Time). We encourage you to access the meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 9:45 a.m. (Mountain Time), and you should allow ample time for the check-in procedures.
Matters to be presented
We are not aware of any matters to be presented at the Annual Meeting other than those described in this
Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the meeting, then proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned or postponed, then proxies can vote your shares at the adjournment or postponement as well.
Are all of the Company’s directors standing for election at the Annual Meeting?
No, only our Class II directors are standing for re-election at this time. Our Class III directors will stand for election in 2027 and our Class I directors will stand for election in 2028.
How do stockholders participate in the virtual meeting?
To participate in the meeting, you must have the 16-digit control number that is shown on your proxy card or voting instruction form. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/
WAY2026. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
Will stockholders be able to participate in the virtual meeting on the same basis stockholders would be able to participate in an in-person annual meeting?
The virtual meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world with an internet connection at little to no cost.
We designed the format of the virtual meeting to ensure that stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
2026 Proxy Statement79
•providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board;
•providing stockholders with the ability to submit appropriate questions real-time via the meeting website; and
•answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
Stockholders entitled to vote
You may vote if you owned shares of our common stock as of April 6, 2026, which is the record date for the
Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of common stock that you owned on that date. As of April 6, 2026, we had 191,685,290 shares of common stock outstanding.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Broadridge
Corporate Issuer Solutions, Inc., you are considered to be the stockholder of record with respect to those shares, and we have sent the proxy materials directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the Annual Meeting.
Beneficial Owner Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in “street name,” and the Annual
Report and Proxy Statement have been forwarded to you by such broker, bank or other nominee (which is considered to be the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct such broker, bank, or other nominee on how to vote. Your broker, bank or other nominee has sent you a voting instruction form for you to use in directing such broker, bank, or other nominee regarding how to vote your shares. You may also attend the Annual Meeting using the 16-digit control number included on your voting instruction form and vote your shares during the Annual Meeting.
Vote tabulation
Broadridge Financial Solutions, Inc., an independent third party, will tabulate the votes.
How do I vote?
If you plan to attend the Annual Meeting, you may vote and submit questions while attending the meeting via live webcast. You will need the 16-digit control number included on your proxy card or voting instruction form in order to be able to enter the meeting.
If your common stock is held in your name, there are three ways for you to vote in advance of the meeting:
•Mail the completed proxy card in the enclosed return envelope;
•Call 1-800-690-6903; or
•Log on to the internet at www.proxyvote.com and follow the instructions at that site.
Telephone and internet voting will close at 11:59 p.m. (Mountain Time) on May 31, 2026. Proxies submitted by mail must be received prior to the meeting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your common stock:
•FOR all of the nominees for director named in this Proxy Statement (Proposal 1);
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal 2); and
•ONE YEAR on the non-binding advisory resolution indicating the recommended frequency for future advisory votes to approve the compensation of our Named Executive Officers (Proposal 3).
If your common stock is held in the name of your broker, bank or other nominee, then you should receive separate instructions from the holder of your common stock describing how to vote your common stock.
802026 Proxy Statement
Even if you plan to attend the Annual Meeting via live webcast, we recommend that you vote your common stock in advance as described above so that your vote will be counted if you later decide not to participate in the virtual Annual Meeting.
How do I vote if I did not receive or lost my proxy card or voting instruction form?
If you were a stockholder of record as of the record date on April 6, 2026, then you may contact the
Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., at 844-998-0339 (toll free) or
303-562-9304 (international) for assistance. If you are a beneficial owner, you will need to contact the broker, bank, or other nominee through which you hold your shares for assistance.
If you do not vote and the effect of broker non-votes
If you are a stockholder of record, then your shares will not be voted if you do not provide your proxy, unless you attend the live webcast and vote online during the Annual Meeting.
If (i) you are the beneficial owner of shares held in the name of a broker, bank or other nominee, (ii) you do not provide that broker, bank or other nominee with voting instructions, (iii) such person does not have discretionary authority to vote on such proposal, and (iv) you do not attend the live webcast and vote online during the Annual Meeting, then a “broker non-vote” may occur. Under the Nasdaq rules, brokers, banks and other nominees may generally vote on routine matters but cannot vote on non-routine matters. Our Proposal
2 (ratify the appointment of our independent registered public accounting firm for 2026) is the only proposal in this Proxy Statement that is considered a routine matter. Proposals 1 and 3 are not considered routine matters, and without your instructions, your broker, bank, or other nominee cannot vote your shares. If your broker, bank, or other nominee exercises discretionary authority to vote on Proposal 2 at the Annual Meeting, then your shares will be counted as present at the meeting for purposes of determining a quorum, and will be “broker non-votes” for Proposals 1 and 3. Because broker non-votes will not be considered in determining the number of votes necessary for approval of Proposals 1 and 3, they will have no effect on the outcome of those proposals.
How is a quorum determined?
Holders of a majority in voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Shares that vote with respect to at least one proposal (or “WITHHOLD” on
Proposal 1 or “ABSTAIN” on Proposals 2 and 3) are counted as present and entitled to vote for purposes of determining a meeting quorum, even if such shares are broker non-votes for other proposals. No business may be conducted at the Annual Meeting if a quorum is not present. Stockholders attending the Annual
Meeting through the live webcast will be considered present for the purposes of determining a meeting quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the chairman of the meeting or stockholders holding a majority in voting power of the shares of stock of the
Company present by attendance at the meeting or by proxy and entitled to vote thereon may adjourn the meeting. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
Vote required

Proposal		Vote Required	Broker Discretionary Voting Allowed
Proposal 1	Election of Class II Directors	Plurality of Votes Cast for each Director Nominee	No
Proposal 2	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of Voting Power of the Shares of Stock Present in Person or Represented by Proxy and Entitled to Vote Thereon	Yes
Proposal 3	Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers	Majority of Voting Power of Shares of Stock Present in Person or Represented by Proxy and Entitled to Vote Thereon	No
With respect to Proposal 1, you may vote “FOR” or “WITHHOLD” with respect to each director nominee. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes cast to “WITHHOLD” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. The individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that the four nominees
2026 Proxy Statement81
receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Proxies may not be voted for more than four directors, and stockholders may not cumulate votes in the election of directors.
With respect to Proposal 2 you may vote “FOR,” “AGAINST,” or “ABSTAIN”. Approval of Proposal 2 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote thereon. A vote to “ABSTAIN” will count as
“present” for purposes of this proposal and so will have the same effect as a vote “AGAINST” this proposal.
With respect to Proposal 3, you may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN”. Approval
of Proposal 3 requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote thereon. A vote to “ABSTAIN” will count as “present” for purposes of this proposal and thus will negatively impact the ability of “ONE YEAR,” “TWO
YEARS,” or “THREE YEARS” to receive the required majority. Although this vote is advisory and will not be binding on the Board, the Board will consider the outcome when determining the frequency of future Say-
on-Pay votes. In the event no option receives the required majority, the Board will still consider the voting results when making its determination regarding how frequently to hold future Say-on-Pay votes.
The Board’s voting recommendations
•FOR each of the nominees for election as a Class II director named in this Proxy Statement (Proposal 1);
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proposal 2); and
•ONE YEAR on the non-binding advisory resolution indicating the recommended frequency for future advisory votes to approve the compensation of our Named Executive Officers (Proposal 3).
Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote in accordance with the recommendations of the Board.
Where can I find the voting results?
Preliminary voting results will be announced at the Annual Meeting, and final voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the
Annual Meeting.
Revoking your proxy
You can revoke your proxy if your common stock is held in your name by:
•Filing written notice of revocation before our Annual Meeting with our Secretary, Greg Packer, at the address shown on the front of this Proxy Statement;
•Signing a proxy bearing a later date and delivering it before our Annual Meeting; or
•Attending the live webcast and voting online during the Annual Meeting.
If your common stock is held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your proxy. Or you may attend the live webcast and vote online during the Annual Meeting.
Cost of proxy solicitation
Our Board solicits proxies on our behalf, and we will bear the expense of preparing, printing, and mailing this
Proxy Statement and the other proxy materials. Proxies may be solicited by mail, telephone, personal contact, and electronic means and may also be solicited by directors and officers in person, by the internet, by telephone, or by facsimile transmission without additional remuneration.
We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by the internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.
Where you can find our corporate governance materials
Current copies of our Board’s Corporate Governance Guidelines, Code of Conduct, and the charters for the
Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are
822026 Proxy Statement
published in the Corporate Governance section of the Investor Relations page on our website at
investors.waystar.com. We are not, however, including the other information contained on or available through our website as a part of, or incorporating such information by reference into, this Proxy Statement.
Elimination of Paper and Duplicative Materials
Our Proxy Statement and Annual Report for the fiscal year ended December 31, 2025 are available free of charge on the Investors Relations page on our website at investors.waystar.com.
Householding
Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. Only one copy of our Annual Report and Proxy Statement will be sent to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for the Annual Meeting. If you wish to receive a separate copy of the
Annual Report and Proxy Statement or of future annual reports and proxy statements, then you may contact our Investor Relations Department by (i) mail at Waystar Holding Corp., Attention: Investor Relations, 1550
Digital Drive, #300, Lehi, Utah, 84043, (ii) by telephone at 844-492-9782; or (iii) e-mail at ir@Waystar.com. You can also contact your broker, bank or other nominee to make a similar request. If we did not household your proxy materials for the Annual Meeting but you would like us to do so in the future, please contact our
Investor Relations Department by mail, telephone or email as listed above.
Incorporation by Reference
The Audit Committee Report contained herein shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of
1933, as amended, or the Exchange Act, except to the extent specifically incorporated by reference therein. In addition, we are not including any information contained on or available through our corporate website or any other website that we may maintain as part of, or incorporating such information by reference into, this
Proxy Statement.
Transfer Agent Information
Broadridge Corporate Issuer Solutions, Inc., or Broadridge, is the transfer agent for our common stock.
Broadridge can be reached at 844-998-0339 (toll free) or 303-562-9304 (international) or via email at
shareholder@broadridge.com. You should contact Broadridge if you are a registered stockholder and have a question about your account or if you would like to report a change in your name or address. Broadridge
Corporate Issuer Solutions, Inc. can be contacted as follows:

REGULAR, REGISTERED OR OVERNIGHT MAIL	TELEPHONE INQUIRIES
Broadridge Corporate Issuer Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717	844-998-0339 (U.S.) 303-562-9304 (international) WEBSITE www.shareholder.broadridge.com
Appendix
842026 Proxy Statement
APPENDIX - Non-GAAP Reconciliations
WAYSTAR — RECONCILIATION OF ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
($ in thousands)	2025	2024	2025	2024	2023
Net income/(loss)	$19,988	$19,079	$112,089	$(19,125)	$(51,334)
Interest expense	22,872	20,086	77,542	146,270	205,917
Income tax expense/(benefit)	16,158	13,978	59,674	(3,420)	(12,500)
Depreciation and amortization	40,442	37,996	140,548	186,631	176,467
Stock-based compensation expense	12,198	7,037	42,069	54,437	8,848
Acquisition and integration costs	14,877	163	21,074	859	3,947
Costs related to amended debt agreements	1,931	1,262	2,580	14,138	393
IPO related and Secondary Offering expenses	86	26	4,657	2,140	1,977
Other (a)	593	526	1,913	1,566	—
Adjusted EBITDA	$129,145	$100,153	$462,146	$383,496	$333,715
Revenue	$303,538	$244,102	$1,099,278	$943,549	$791,010
Net income/(loss) margin	6.6%	7.8%	10.2%	(2.0)%	(6.5)%
Adjusted EBITDA margin	42.5%	41.0%	42.0%	40.6%	42.2%
(1)Adjustments relate to additional lease costs due to the relocation of our Louisville office totaling $0.6 million and $1.3 million, respectively, and executive severance totaling $0.0 million and $0.6 million, respectively, for the three and twelve months ended December 31, 2025. For the three and twelve months ended December 31, 2024, adjustments relate to additional lease costs due to the relocation of our Louisville office.